UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 90549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

COMPOSECURE, INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY STATEMENT
April 18, 2024
COMPOSECURE, INC.
309 Pierce Street
Somerset, New Jersey 08873
Dear Stockholder:
You are cordially invited to the annual meeting of stockholders (the “Annual Meeting”) of CompoSecure, Inc. (the “Company”), which will be held virtually at 10:00 a.m. Eastern Time on May 30, 2024. We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location. You will be able to attend the Annual Meeting and vote during the Annual Meeting via live webcast through the link www.virtualshareholdermeeting.com/cmpo2024.
In connection with the Annual Meeting, you will be asked to consider and vote on certain proposals that are more fully described in the accompanying proxy statement. Whether or not you plan to attend the Annual Meeting, we urge you to read the proxy statement and consider such information carefully before voting.
The Board of Directors unanimously recommends that our stockholders vote “FOR” the proposals presented in the proxy statement.
Your vote is very important. Even if you plan to attend the Annual Meeting, if you are a stockholder of record of Class A Common Stock or Class B Common Stock (collectively, “Common Stock”), please submit your proxy by Internet, mail or telephone as soon as possible to make sure that your shares are represented at the Annual Meeting, or you may submit your proxy at the Annual Meeting. If you hold your shares of Common Stock in “street name” through a bank, broker or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker or other nominee, which include instructions for voting by Internet or telephone.
On behalf of the Board of Directors, I thank you for your support of CompoSecure, Inc.
Yours sincerely,

Jonathan C. Wilk President, Chief Executive Officer and Director
This proxy statement is dated April 18, 2024. Holders of record of the Company’s Common Stock at the close of business on April 10, 2024 are entitled to receive notice of, and to vote at, the Annual Meeting.
Instructions on how to vote your shares are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which is expected to be mailed on or about April 18, 2024.

COMPOSECURE, INC.
309 Pierce Street
Somerset, New Jersey 08873
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 30, 2024
To the Stockholders of CompoSecure, Inc. (“we,” “our” or the “Company”):
NOTICE IS HEREBY GIVEN that the 2024 annual meeting of stockholders of the Company (the “Annual Meeting”) will be held virtually at 10:00 a.m. Eastern Time on May 30, 2024.
Virtual Annual Meeting
In order to facilitate stockholder attendance and participation, after careful consideration, the Company’s Board of Directors (the “Board”) has determined to hold a virtual annual meeting in order to enable stockholders to participate from any location and at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Annual Meeting online and vote your shares electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/cmpo2024.
To participate in the virtual Annual Meeting, you will need the 16-digit control number included on your “Important Notice Regarding the Availability of Proxy Materials,” proxy card or voting instruction form. The Annual Meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. A phone number where you can obtain technical assistance will be made available on the day of the Annual Meeting.
Items of Business
At the Annual Meeting, you will be asked to consider and vote upon the following proposals:
1.
A proposal to elect three Class III directors to serve on the Company’s Board of Directors for a term expiring at the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death.

2.
A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.
A proposal to transact such other business as may properly come before the Annual Meeting or any adjournment, adjournments or postponement thereof.

The foregoing items of business are more fully described in the accompanying proxy statement, which you should read in its entirety and carefully consider prior to casting any votes in connection with such proposals. The Board has set the close of business on April 10, 2024 as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders as of the Record Date will be available for inspection by stockholders, for any purpose germane to the Annual Meeting, at the Company’s offices and at the offices of Continental Stock Transfer & Trust Company, the Company’s independent stock transfer agent, during normal business hours for a period of 10 days prior to the Annual Meeting. The list will also be made available electronically upon request for inspection by stockholders in attendance at the virtual Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting virtually. Regardless of whether you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which is expected to be mailed on or about April 18, 2024. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the fiscal year ended December 31, 2023 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on our proxy card. If you choose to receive a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.
IMPORTANT NOTICE ON THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2024.
OUR PROXY STATEMENT AND ANNUAL REPORT FOR THE FISCAL YEAR ENDED
DECEMBER 31, 2023 ARE AVAILABLE AT WWW.PROXYVOTE.COM.
By Order of the Board of Directors
Steven J. Feder
Corporate Secretary
April 18, 2024
Somerset, New Jersey

i

PROXY STATEMENT
APRIL 18, 2024
COMPOSECURE, INC.
309 Pierce Street
Somerset, New Jersey 08873
2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2024
This proxy statement is being made available via Internet Access, beginning on or about April 18, 2024, to the owners of shares of Class A Common Stock and Class B Common Stock of CompoSecure, Inc. (the “Company,” “our,” or “we”) as of April 10, 2024 in connection with the solicitation of proxies by our Board of Directors for our 2024 annual meeting of stockholders (the “Annual Meeting”). On or about April 18, 2024, we expect to send an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. You will not automatically be entitled to receive by mail our proxy statement and annual report to stockholders for the fiscal year ended December 31, 2023. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail to you paper copies of such materials free of charge.
QUESTIONS AND ANSWERS
The following section addresses certain questions about this proxy statement and the proposals described herein, which are to be presented at the Annual Meeting.
The Annual Meeting will be held virtually at 10:00 a.m. Eastern Time on May 30, 2024. You will be able to attend and vote at the Annual Meeting via live webcast through the link www.virtualshareholdermeeting.com/cmpo2024.
The following questions and answers may not include all of the information that is important to you as a stockholder of the Company. We urge our stockholders to read this entire proxy statement and our annual report and to carefully consider all of such information before casting any votes with respect to the proposals presented herein.
Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?
In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.
Why is the Annual Meeting a virtual, online meeting?
We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location. We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Detailed instructions on how to participate at the Annual Meeting may be found online at www.virtualshareholdermeeting.com/cmpo2024.

What is the purpose of this document?
We are soliciting stockholder votes with respect to the following proposals:
1.
A proposal to elect three Class III directors to serve on the Company’s Board of Directors (the “Board”) for a term expiring at the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death (the “Director Election Proposal”);

2.
A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

3.
A proposal to transact such other business as may properly come before the Annual Meeting or any adjournment, adjournments or postponement thereof.

For more information about these proposals, please see the sections entitled “The Director Election Proposal” and “The Auditor Ratification Proposal.”
Which classes of the Company’s common stock are entitled to vote at the Annual Meeting?
Under the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”), the holders of the Company’s Class A Common Stock and Class B Common Stock (collectively, “Common Stock”) at all times vote together as one class on all matters submitted to a vote of the stockholders. These holders of Common Stock possess all voting power with respect to the Company. Only stockholders of record and beneficial owners of the Company’s Common Stock at the close of business on April 10, 2024 (the “Record Date”) are entitled to receive notice of, vote at and attend the Annual Meeting. At the close of business on the Record Date, there were 20,625,594 shares of our Class A Common Stock issued and outstanding and entitled to vote at the Annual Meeting, held by four holders of record, and there were 59,958,422 shares of our Class B Common Stock issued and outstanding and entitled to vote at the Annual Meeting, held by ten holders of record. Each outstanding share of the Company’s Common Stock as of the Record Date entitles its holder to cast one vote on each matter to be voted upon.
What is the difference between holding shares of Common Stock as a stockholder of record and as a beneficial owner?
Certain of our stockholders hold or may in the future hold their shares of Common Stock beneficially through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares owned beneficially and those held of record.
Beneficial Owner:   If your shares of Common Stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card by your bank, broker or other nominee, as the case may be. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote. The voting instruction card from your bank, broker or other nominee contains voting instructions for you to use in directing the bank, broker or other nominee how to vote your shares, which include instructions for voting by Internet or telephone. Because a beneficial owner is not the stockholder of record, you may not vote your shares of Common Stock at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.
Stockholder of Record:   If your shares of Common Stock are registered directly in your name with us or our stock transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting by following the instructions located at www.virtualshareholdermeeting.com/cmpo2024. You can authorize your proxy or, if you have requested that the proxy materials be sent to you by mail, timely return the proxy card enclosed.

What do I need to do to attend the Annual Meeting?
Stockholders of record as of the Record Date can attend the Annual Meeting online by logging onto our virtual forum at www.virtualshareholdermeeting.com/cmpo2024 and following the instructions provided on your proxy card, vote instruction card or “Important Notice Regarding the Availability of Proxy Materials.” To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, voter instruction card or “Important Notice Regarding the Availability of Proxy Materials.” If you do not have this control number at the time of the Annual Meeting, you will still be able to attend virtually, but you will not be able to vote.
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Attendees should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the virtual Annual Meeting. Attendees should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the virtual Annual Meeting.
Where can I obtain technical assistance if I encounter technical difficulties accessing virtual meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. A phone number where you can obtain technical assistance will be made available on the day of the Annual Meeting.
What constitutes a quorum?
The presence of a quorum is required for business to be conducted at the Annual Meeting. In accordance with Delaware General Corporation Law and our Second Amended and Restated Bylaws (“Bylaws”), the presence at the Annual Meeting, through virtual attendance or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. As of the Record Date, 20,625,594 shares of our Class A Common Stock and 59,958,422 shares of our Class B Common Stock were outstanding and entitled to vote. If you submit a properly executed proxy card, regardless of whether you abstain from voting, your shares represented by such proxy card will be considered in determining the presence of a quorum.
How do I vote?
You may vote at the Annual Meeting by following the instructions posted at www.proxyvote.com or by mail, Internet, or telephone. If you hold your shares of Common Stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.
Voting by Mail:   If you are a holder of record of Common Stock and choose to vote by mail, simply complete, sign and date your proxy card and mail it in the accompanying pre-addressed envelope to Broadridge Financial Solutions, Inc. (“Broadridge”). If you hold Common Stock beneficially in “street name” and choose to vote by mail, you must complete, sign and date the voting instruction card provided by your bank, broker, or other nominee and mail it in the accompanying pre-addressed envelope within the specified time period.
Voting by Internet:   If you are a holder of record of Common Stock and choose to vote by Internet, go to www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form to transmit your voting instructions. You must have your proxy card in hand when you access the website and you must transmit your voting instructions by 11:59 p.m. Eastern Time on May 29, 2024, the day before the Annual Meeting.

Voting by Telephone:   If you are a holder of record of Common Stock and choose to vote by telephone, simply use any touch-tone telephone to transmit your voting instructions by calling the following number: 1-800-690-6903 and following the instructions. You must have your proxy card in hand when you call and you must transmit your voting instructions by 11:59 p.m. Eastern Time on May 29, 2024, the day before the Annual Meeting.
Voting at the Annual Meeting:   If you attend the virtual Annual Meeting, you will be able to vote online at www.virtualshareholdermeeting.com/cmpo2024.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance as described above, so that your vote will be counted if you later decide not to attend the Annual Meeting. Any vote properly cast at the Annual Meeting will supersede any previously submitted proxy or voting instructions. For additional information, please see “Can I change my vote or revoke my proxy after I return my proxy card?” below.
What is the deadline to provide my proxy?
If you give instructions as to your proxy appointment to the Annual Meeting by telephone or through the Internet, such instructions must be received by 11:59 p.m. Eastern Time on May 29, 2024, the day before the Annual Meeting. If you mail your executed proxy card for the Annual Meeting, such proxy card must be received by May 29, 2024, the day before the Annual Meeting. If you give instructions as to your proxy appointment to the Annual Meeting in person, such instructions must be received on May 30, 2024 at the Annual Meeting before the voting commences.
How does the Board of Directors recommend I vote on the proposals?
The recommendations of the Board are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends a vote:
•
“FOR” the election of each of the director nominees named in the Director Election Proposal; and

•
“FOR” the Auditor Ratification Proposal.

How will my shares of Common Stock be voted if I do not indicate a vote on my proxy card?
Your shares will be voted as you indicate on the proxy card or voting instruction form, as applicable. If you return your signed proxy card but do not mark the boxes indicating how you wish to vote, your shares will be voted as recommended by the Board on those items. See the question above entitled “How does the Board of Directors recommend I vote on the proposals?” Your shares will be voted in accordance with the discretion of the proxyholders as to any other matter that is properly presented at the Annual Meeting.
Will my shares be voted if I do not provide my proxy?
For stockholders of record:   If you are the stockholder of record and you do not vote by proxy card or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.
For holders in street name:   If your shares are held in street name, your shares may be voted even if you do not provide the brokerage firm with voting instructions. Subject to applicable Nasdaq Stock Market LLC (“Nasdaq”), New York Stock Exchange and SEC rules, brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on “routine” proposals (such as the Auditor Ratification Proposal) when they have not received voting instructions.
When a proposal is not a routine matter and you have not provided voting instructions to the brokerage firm with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. The missing votes for these non-routine matters are called “broker non-votes.” Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present or represented by proxy and entitled to vote with respect to the proposals presented in this proxy statement. The Director Election Proposal is a non-routine matter and the Auditor Ratification Proposal is a routine matter. Accordingly, a broker non-vote will not affect the outcome of voting on the Director Election Proposal and broker non-votes are not applicable to the Auditor Ratification Proposal.
Can I change my vote or revoke my proxy after I authorize or return my proxy card?
Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Annual Meeting. If you are a stockholder of record as of the Record Date, regardless of the way in which you submitted your original proxy, you may change it by:
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Returning a later-dated signed proxy card or written notice of revocation, as applicable, to Broadridge at c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, Attention: Vote Processing;

•
Submitting written notice of revocation over the Internet at www.proxyvote.com to Broadridge before 11:59 p.m. Eastern Time on May 29, 2024, the day before the Annual Meeting;

•
Calling Broadridge at 1-800-690-6903 before 11:59 p.m. Eastern Time on May 29, 2024, the day before the Annual Meeting; or

•
Attending the Annual Meeting and properly voting using the instructions posted at www.virtualshareholdermeeting.com/cmpo2024.

If your shares of Common Stock are held through a bank, broker, or other nominee, you will need to contact that nominee if you wish to change your voting instructions. You may also vote virtually at the Annual Meeting if you obtain a “legal proxy” as described in the answer to the question above entitled “How do I vote? — Voting at the Annual Meeting.” Mere attendance at the Annual Meeting will not cause your previously granted proxy to be revoked.
What vote is required to approve each proposal?
Proposal	Vote Required	What Are My Voting Choices?	Broker Discretionary Voting Allowed?
Director Election Proposal	If a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote thereon.	“FOR” or “WITHHOLD”	No
Auditor Ratification Proposal	If a quorum is present, the vote of a majority of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote thereon.	“FOR”, “AGAINST” or “ABSTAIN”	Yes
Election of a director requires the affirmative vote of a plurality of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote thereon, assuming the presence of a quorum at the Annual Meeting. This means that the three nominees with the greatest number of votes will be elected.
Approval of the Auditor Ratification Proposal requires the vote of a majority of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote thereon, assuming the presence of a quorum at the Annual Meeting. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).
Notwithstanding the vote standards described herein, please be advised that the Auditor Ratification Proposal is advisory only and will not be binding on the Company or the Board and will not create or imply any change in the fiduciary duties of, nor impose any additional fiduciary duty on, the Company or the Board. However, the Board or Audit Committee, as the case may be, will take into account the outcome of the votes when considering what action, if any, should be taken in response to the advisory vote by stockholders.

What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders will have the discretion to vote your shares of Common Stock on any additional matters properly presented for a vote at the Annual Meeting or any adjournment, adjournments or postponement of the Annual Meeting.
Who will solicit proxies on behalf of the Board?
Our Board is asking you to give your proxy to Timothy Fitzsimmons, Chief Financial Officer and Steven J. Feder, General Counsel and Corporate Secretary. Giving your proxy to Messrs. Fitzsimmons and Feder means that you authorize Messrs. Fitzsimmons and Feder, either of them or their duly appointed substitutes, to vote your shares at the Annual Meeting in accordance with your instructions. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, then the shares will be voted in accordance with the Board’s recommendations.
Proxies may be solicited on behalf of the Board, without additional compensation, by the Company’s directors and certain executive officers or employees of the Company.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. We are required to request that any brokers, trustees and other nominees who hold shares in their names furnish our proxy materials to the beneficial owners of the shares, and we must reimburse these brokers, trustees and other nominees for the expenses of doing so in accordance with statutory fee schedules.

THE DIRECTOR ELECTION PROPOSAL
The Company’s Charter divides the Board into three classes with staggered three-year terms. Seven directors are currently serving on the Board as follows:
Class I Director (Continuing until 2025)	Class II Director (Continuing until 2026)	Class III Director Nominees (Nominated for re-election until 2027)
Jane J. Thompson	Brian Hughes	Mitchell Hollin
Jonathan Wilk	Michele Logan	Paul Galant
Niloofar Razi Howe
At the Annual Meeting, stockholders will be asked to elect three Class III directors to serve for a three-year term expiring at the annual meeting of stockholders in 2027.
The Board has nominated Mr. Hollin, Mr. Galant, and Ms. Razi Howe as Class III directors based on the Board’s assessment of their candidacy, including the recommendation of our Nominating and Corporate Governance Committee, with each of Mr. Hollin and Ms. Razi-Howe being recused from consideration of their nomination by the Board and such committee.
Proxies solicited by or on behalf of the Board will, unless otherwise directed, be voted to elect Mr. Hollin, Mr. Galant, and Ms. Razi Howe. Mr. Hollin, Mr. Galant, and Ms. Razi Howe have each indicated a willingness to continue to serve for the term to which they have been nominated, if elected. In case any nominee is not a candidate at the Annual Meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remaining nominee and to vote for a substitute nominee in their discretion in such class, as they shall determine.
Set forth on the following pages is information about each of Mr. Hollin, Mr. Galant, and Ms. Razi Howe, including their age, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards they serve or have served during the past five years. There are no family relationships among any of the individuals who serve as our directors or executive officers.
Vote Required
At all meetings of stockholders at which a quorum is present, election of a director requires the affirmative vote of a plurality the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. This means that the three nominees with the greatest number of votes will be elected.
Board Recommendation
After careful consideration, the Board determined that election of each of the nominees for director named above is advisable and in the best interests of the Company and its stockholders.
The Board unanimously recommends that you vote “FOR” the election of each of the nominees for director named above.

Director Nominee Biographies – Class III Directors
Name	Principal Occupation and Business Experience
Mitchell Hollin Chairman of the Board Age: 61
Mr. Hollin has served as a member of the Board since December 27, 2021. Since 2000, Mr. Hollin has served as a partner at LLR Partners, a middle market private equity firm committed to creating long-term value by growing its portfolio companies. Prior to joining LLR, Mitchell co-founded and served as Managing Director of Advanta Partners, a private equity firm focused on the financial services industry. His experience with private equity began while an Associate with Patricof and Co. Ventures, now Apax Partners. In addition to active board roles in connection with certain current LLR investments, Mr. Hollin also served on the Board of Heartland Payment Systems beginning in 2001 and later became Lead Director. Following the sale of Heartland to Global Payments (NYSE: GPN) in 2015, Mitchell served on the Board of Global Payments until its merger with TSYS in 2019, which formed one of the leading worldwide providers of payment technology services and software. Mr. Hollin holds a BS from the University of Pennsylvania and an MBA from the Wharton School of the University of Pennsylvania. Mr. Hollin was chosen to serve on the Board by LLR Equity Partners IV, L.P. pursuant to appointment rights in the Company’s Stockholders Agreement, dated December 27, 2021 (the “Stockholders Agreement”), and because the Company believes he has valuable experience in private equity and the financial services industry, as well as his experience as a member of various boards of directors.

Paul Galant Age: 56
Mr. Galant has served as a member of the Board since September 21, 2022. Mr. Galant currently serves as an Operating Partner of Churchill Capital, and has served as a member of Vivint’s board of directors since October 2015. Prior to that, Mr. Galant served as Chief Executive Officer of Brightstar Corp., a leading mobile services company for managing devices and accessories and subsidiary of SoftBank Group Corp., and he has served as an Operating Partner of SoftBank. Prior to joining Brightstar, Mr. Galant was the Chief Executive Officer of VeriFone Systems, Inc., and was a member of VeriFone’s board of directors, since October 2013. Prior to joining VeriFone, Mr. Galant served as the CEO of Citigroup Inc.’s Enterprise Payments business since 2010. In this role, Mr. Galant oversaw the design, marketing and implementation of global B2C and C2B digital payments solutions. From 2009 to 2010, Mr. Galant served as CEO of Citi Cards, heading Citigroup’s North American and International Credit Card and Merchant Acquiring businesses. From 2007 to 2009, Mr. Galant served as CEO of Citi Transaction Services, a division of Citi’s Institutional Clients Group. From 2002 to 2007, Mr. Galant was the Global Head of the Cash Management business, one of the largest processors of payments globally. Mr. Galant joined Citigroup, a multinational financial services corporation, in 2000. Prior to joining Citigroup, Mr. Galant held positions at Donaldson, Lufkin & Jenrette, Smith Barney, and Credit Suisse. Mr. Galant holds a B.S. in Economics from Cornell University where he graduated a Phillip Merrill Scholar. Ms. Galant was chosen to serve on the Board because of his valuable experience in the financial services industry and in operations matters.

Name	Principal Occupation and Business Experience
Niloofar Razi Howe Age: 55
Ms. Howe has served as a member of the Board since December 27, 2021. Since 2019, Ms. Howe has served as a senior operating partner at Energy Impact Partners, a venture capital fund. Ms. Howe previously served as chief strategy officer and senior vice president of strategy and operations at RSA, a global cybersecurity company, from 2015 to 2018. She also previously served as the chief strategy officer of Endgame (acquired by Elastic in 2019) from 2013 to 2015, an enterprise software security company, and spent twelve years leading deal teams in private equity and venture capital. Ms. Howe currently serves as a director of Tenable Holdings, Inc., Morgan Stanley Private Bank, NA and Morgan Stanley Bank, NA, Pondurance, Recorded Future, Swimlane, and Tamr. Ms. Howe received a bachelor’s degree from Columbia College and holds a juris doctor degree from Harvard Law School. Ms. Howe was chosen to serve on the Board because of her valuable experience as a technology and cybersecurity executive, as well as her experience in private equity and venture capital, as well as experience as a member of various boards of directors.

Continuing Director Biographies – Class I Directors
Name	Principal Occupation and Business Experience
Jane J. Thompson Age: 72
Ms. Thompson has served as a member of the Board since December 27, 2021. Ms. Thompson is the founder and Chief Executive Officer of Jane J. Thompson Financial Services LLC, a management consulting firm she founded in 2011. From May 2002 to June 2011, Ms. Thompson served as President of Walmart Financial Services, a division of Walmart Stores, Inc. that provides money services, products and solutions to Walmart customers. Previously, she led the Sears Credit, Sears Home Services, and Sears Online groups within Sears, Roebuck & Company, and was a partner with McKinsey & Company, Inc. advising consumer companies. Since 2012, Ms. Thompson has served on numerous public and private boards in fintech, financial services and payments. She currently serves as a director for Navient Corporation (Nasdaq: NAVI) and Katapult Holdings, Inc. (Nasdaq: KPLT). Ms. Thompson received a Master’s in Business Administration from Harvard Business School and a Bachelor’s in Business Administration in Marketing from the University of Cincinnati. Ms. Thompson was chosen to serve on the Board because of her extensive experience in the fields of fintech, financial services and payments, and management consulting, as well as her experience as a member of various boards of directors.

Jonathan C. Wilk Age: 55
Mr. Wilk has served as a member of the Board since December 27, 2021. Mr. Wilk has led the Company for over six years, serving as the Company’s Chief Executive Officer since May 2017, having joined in March 2016 as President and Chief Revenue Officer. He brings more than 25 years of banking, consulting, and private equity operating experience. Prior to joining the Company, from January 2014 to October 2015, he served as the President of PayChoice, a leading SaaS- based payroll company. Prior to PayChoice, from 2011 to 2013, Mr. Wilk was with JPMorgan Chase, where he joined as the Head of Product and Chief Marketing Officer for the Consumer Bank. He was responsible for checking, savings, debit, and prepaid products as well as brand and advertising and sponsorships for consumer banking. Prior to that, Mr. Wilk held several senior positions at Bank of America Merrill Lynch between 2003 and 2011, including the Global Head of Product for Treasury

Name	Principal Occupation and Business Experience
Services and the Head of Consumer and Small Business Deposits. Prior to his banking experience, Mr. Wilk was a management consultant with firms including Booz, Allen and Hamilton and Mercer Management Consulting. Mr. Wilk holds an MBA from the Kellogg Graduate School of Management at Northwestern University with majors in Strategy, Marketing, and Finance and a BS in Business Management from Pennsylvania State University. Mr. Wilk was chosen to serve on the Board because of his 25 years of banking, consulting, and private equity operating experience, and as the Company’s President and Chief Executive Officer, he is able to provide the Board with critical insight into the day-to-day operations of the Company.
Continuing Director Biographies – Class II Directors
Name	Principal Occupation and Business Experience
Brian F. Hughes Age: 65
Mr. Hughes has served as a member of our Board since December 27, 2021. Mr. Hughes currently serves as a director and audit committee chair of both Bentley Systems (Nasdaq: BSY) and Innovid Corp. (NYSE: CTV). Mr. Hughes was previously an audit partner, the national private markets group leader, and venture capital co-leader at KPMG LLP where he worked from 2002 to 2019 and an audit partner at Arthur Andersen where he worked from 1981 to 2002. Mr. Hughes received a Master’s in Business Administration and a Bachelor of Science in Economics and Accounting from the Wharton School of the University of Pennsylvania. Mr. Hughes was chosen to serve on the Board because of his financial expertise, extensive accounting, auditing and venture capital experience as well as his experience as a director and advisor of other companies. Mr. Hughes also has experience in cybersecurity matters, as evidenced by his CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University’s Software Engineering Institute.

Michele Logan Age: 57
Ms. Logan has served as a member of the Board since December 27, 2021. From 2017 to February 2021, Ms. Logan, one of the Company’s founders, served as the Executive Chairman of the Company from May 2017 to February 2021, as CEO from May 2012 to May 2017, and Vice President, General Manager from 2002 to 2012. Prior to founding the Company, she began her career as a computer programmer analyst at Prudential Insurance. Ms. Logan graduated from Boston University with a BA in Computer Science and minor in Business Administration. She also holds an MBA degree from Fairleigh Dickinson University in Industrial Management. Ms. Logan has the right to designate an appointee to the Board pursuant to appointment rights in the Stockholders Agreement, and designated herself to serve on the Board. The Company believes she brings unique insight and experience in the industry to the Board as a result of co-founding the Company and previously serving as the Company’s Chief Executive Officer and Executive Chairman and her extensive experience in the field of payment cards.

Stockholder Nominations for Director Candidates
In order for a stockholder to nominate a person for election to the Board or bring other business before the 2025 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our Bylaws, which require that the stockholder deliver written notice to the Corporate Secretary and comply with the other requirements set forth in the Bylaws.
Specifically, we must receive this notice not less than 90 days and not greater than 120 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. Stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees under SEC Rule 14a-19 must comply with the applicable provisions of our Bylaws, as well as complying with the additional requirements of SEC Rule 14a-19, including SEC Rule 14a-19(b). Any stockholder nomination must be submitted at c/o CompoSecure, Inc., 309 Pierce Street Somerset, New Jersey 08873, Attention: Corporate Secretary.
Nomination Rights
In connection with our business combination completed in 2021 (the “Business Combination”), the Company and certain holders of our Common Stock (collectively, the “Voting Parties”) entered into the Stockholders Agreement, which provides for certain voting agreements of the Voting Parties, and, among other things, sets forth certain requirements regarding the composition of our Board. Under the Stockholders Agreement, the Voting Parties agreed to vote or cause to be voted all shares of Common Stock, whether at a regular or special meeting of our stockholders, in such a manner as may be necessary to elect and/or maintain the board of directors in accordance with the Stockholders Agreement.
Pursuant to the Stockholders Agreement, the directors appointed to our Board presently must consist of:
•
our Chief Executive Officer (i.e., Jonathan C. Wilk);

•
one person designated by LLR Equity Partners IV, L.P. (presently Mitchell Hollin);

•
one person designated by Michele D. Logan (presently herself); and

•
three independent directors, as mutually agreed upon by Michele D. Logan and LLR Equity Partners IV, L.P. and designated by our Nominating and Corporate Governance Committee (presently Brian F. Hughes, Niloofar Razi Howe and Jane J. Thompson). In addition, the Board has nominated Paul Galant to continue as an independent director if he is re-elected as part of the Class III proposal described above.

CORPORATE GOVERNANCE
The Board is committed to governance practices that promote long-term stockholder value and strengthen Board and management accountability to our stockholders, clients and other stakeholders. Our key governance practices include:
• 6 of our 7 directors are independent	• 3 of our 7 directors are female
• Separate CEO and Board Chair positions	• Only independent directors on Board committees
• ESG-focused to support sustainable growth	• Independent directors meet regularly without management
• Clawback policy for management incentive compensation	• Annual Board & committee self-assessment
• Mandatory stock ownership for CEO, other executive officers and non-employee directors
Board of Directors
The business and affairs of the Company are managed under the direction of our seven-member Board in accordance with our second amended and restated certificate of incorporation (“Certificate of Incorporation”), Bylaws and our Corporate Governance Guidelines, a copy of which can be found on our website at ir.composecure.com/corporate-governance/governance-overview. Our Board is divided into three classes of directors, with the directors serving staggered three-year terms, with only one class of directors elected at each Annual Meeting. Our Class I directors are Jane J. Thompson and Jonathan C. Wilk (with their terms expiring at the 2025 annual meeting), our Class II directors are Michele Logan and Brian F. Hughes (with their terms expiring at the 2026 Annual Meeting) and our Class III directors are Niloofar Razi Howe, Paul Galant and Mitchell Hollin (Board Chair) (with their terms expiring at the Annual Meeting). Each of our Class III directors are director nominees for election at the Annual Meeting.
There are no family relationships among our directors and director nominees, or between our directors, director nominees and executive officers. As a recent public company, we believe that our Board’s classified structure provides enhanced continuity and stability in business strategies and policies. With the current class structure, after each election, at least two-thirds of the Board will have had prior experience and familiarity with our business, which is beneficial for long-term strategic planning and oversight of our operations. We believe that maintaining a classified board structure balances the need for stockholders to express their opinion on the Board’s performance with the need for our directors to focus on our long-term success and maximizing value for stockholders.
When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in each of the directors’ individual biographies above. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess, but in identifying and evaluating director nominees, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Board Skills Matrix
The table below summarizes certain of the key experiences, qualifications, skills, and attributes that our directors bring to the Board to enable effective oversight. This table is intended to provide a summary of qualifications of our directors, including our director nominees, and is not a complete list of each director or director nominee’s strengths or contributions to the Board. Additional details on each director’s experiences, qualifications, skills, and attributes are set forth in their biographies.

Category	Mitchell Hollin	Jonathan Wilk	Michele Logan	Niloofar Razi Howe	Brian Hughes	Jane J. Thompson	Paul Galant
Financial Literacy/Finance Expertise	✓	✓			✓	✓	✓
Cybersecurity/Information Technology				✓	✓		✓
Risk Management				✓	✓	✓	✓
Accounting/Audit/Capital Allocation					✓		✓
Banking/Financial Services/FinTech	✓	✓		✓	✓	✓	✓
Corporate Governance	✓	✓		✓	✓	✓	✓
Global Operations		✓					✓
Business Development/Business Scaling/Business Strategy/Strategic Planning	✓	✓	✓	✓	✓	✓	✓
ESG (or Sustainability)	✓	✓
Legal/Regulatory		✓				✓
Public Company Board	✓	✓		✓	✓	✓	✓
Technology/Innovation/SaaS	✓	✓		✓	✓		✓
Mergers & Acquisitions	✓	✓		✓	✓	✓	✓
Executive Leadership Experience “C-Level”		✓	✓	✓		✓	✓
Compensation/Talent	✓	✓				✓	✓
Human Capital Management/HR			✓			✓
Public Company CEO		✓					✓
Leadership/Organization	✓	✓	✓	✓	✓	✓	✓
Payments Industry	✓	✓				✓	✓
Ecommerce/Mobile/Digital						✓	✓
Government Affairs/Public Policy		✓		✓
Manufacturing/Quality		✓	✓				✓
Retail						✓
Compliance/Ethics	✓	✓
Diversity, Equity & Inclusion	✓	✓			✓
Marketing & Sales/Commercial		✓				✓
Public Company Experience	✓				✓	✓	✓
Size of the Board
The Board is authorized to increase or decrease the total number of directors within the limitations prescribed by the Company’s Bylaws.
Director Independence
All our directors are independent per Nasdaq standards, except for Mr. Wilk, the Chief Executive Officer, who serves on the Board but does not serve on any of the standing Board committees. The roles of the Chairman of the Board and Chief Executive Officer are separate, and we encourage candid discussions on sensitive topics by holding executive sessions of Board and committee meetings throughout the year.

Leadership Structure
Our Board believes that the determination of whether the roles of Chief Executive Officer and Chairman of the Board be either combined or separated should be made based on the best interests of the Company and its stockholders at any point in time based on the circumstances of the Company from time to time. Currently, our leadership structure separates the roles of Chief Executive Officer and Chairman of the Board with Mr. Wilk serving as our Chief Executive Officer and Mr. Hollin serving as our non-executive Chairman of the Board. We believe that this structure is appropriate as it provides Mr. Wilk with the ability to focus on our day-to-day operations while allowing Mr. Hollin to lead our Board in its fundamental role of providing advice to, and oversight of, management. Mr. Hollin qualifies as independent under applicable rules and regulations of the SEC and Nasdaq.
Board Diversity
In 2021, Nasdaq amended its listing rules to require disclosure of specified board diversity metrics and diverse board composition, subject to certain exceptions and phase-in periods. The table below provides the composition of our Board based on voluntary self-identification of gender identity and other demographics. Each of the categories listed in the below table has the meaning as it is used in the Nasdaq rules and related guidance and instructions.
Board Diversity Matrix (as of April 1, 2024)
Total Number of Directors	7
	Female	Male
Part I: Gender Identity
Directors	3	4
Part II: Demographic Background
White	3	4
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to codify internal Board policies and procedures. These Guidelines include:
• Role and size of the Board	• Board member qualifications & independence
• Compensation for non-employee directors	• Board committee composition & responsibilities
• Succession planning	• Stock ownership guidelines
• Clawback of management incentive compensation	• New member orientation and continuing education for all directors
Role of the Board in Risk Oversight
General.   One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our Nominating and Corporate Governance Committee is responsible for periodically evaluating our company’s corporate governance policies and systems in light of the governance risks that we face and the adequacy of our company’s policies and procedures designed to address such risks. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs is reasonably likely to have a material adverse effect on us.

Cybersecurity.   The Board oversees cybersecurity risks directly and through its Audit Committee. Audit Committee meetings include discussions of specific risk areas throughout the year, including, among others, those relating to cybersecurity threats. Our Chief Information Officer provides periodic updates on our cybersecurity risk profile to the Audit Committee and our board of directors. These updates are designed to enable the Audit Committee and the board of directors to assess the effectiveness of our cybersecurity program in the prevention, detection, mitigation, and remediation of cybersecurity incidents.
To maintain the security of payment cards during the manufacturing process, we follow extensive policies and procedures to assure compliance with industry security standards, payment networks and client requirements. Malware, spoofing, and other forms of cyber-attack target people at all levels of an organization, and we communicate this to our workforce through mandatory onboarding of our security policy, annual updates, monthly security awareness training, along with regular anti-phishing campaigns and videos on multiple topics to maintain vigilance.
Throughout 2023, we continued to invest heavily in our information security management system and protocols, which are aligned to CISA and NIS practices and framework in our security management system and certified to SOC 2 Type 2 standards by an independent auditor. In the event of a cyberattack or other security breach, we have multiple protections in place designed to secure the confidentiality and continued availability of information. It includes 24-hour security that flags possible issues and a cyber incident response plan that provides procedures for timely reporting.
Meetings of the Board and its Committees
The Board held a total of five (5) meetings during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, all incumbent directors attended 100% of the meetings of the Board during 2023 and 100% of the meetings of the standing committees on which they served during 2023. Members of our Board are invited and encouraged to attend each annual meeting of stockholders. All of the directors who were serving as a director as of the 2023 Annual Meeting of Stockholders attended the meeting. Our standing Board committees meet regularly through the year:
	Number of Meetings During 2023	Board and Committee Percentage Attendance During 2023
Board	5	100%
Audit Committee	4	100%
Compensation Committee	4	100%
Nominating and Corporate Governance Committee	1	100%
Board Committee Membership and Charters
Our Board currently has four standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Copies of committee charters are posted on our website at ir.composecure.com/corporate-governance/governance-overview. Our standing Board committees are composed of the following directors:
	Director Independence	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Mitchell Hollin(1)	Independent	―	Member	Chairman
Niloofar Razi Howe	Independent	Member	―	Member
Brian Hughes(2)	Independent	Chairperson	Member	―
Jane J. Thompson	Independent	―	Chairperson	Member
Paul Galant	Independent	Member	―	―

Notes:
(1)
Chairman of the Board.

(2)
Financial Expert.

Audit Committee
Our Board has determined that each Audit Committee member meets the definition of an independent director as defined by the applicable Nasdaq listing standards and the additional independence criteria for members of audit committees specified in the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that Mr. Hughes qualifies as an “audit committee financial expert,” as such term is defined by SEC rules. The Audit Committee’s responsibilities include:

•
Reviewing and discussing with management and the independent auditors our annual audited and interim financial statements

•
Discussing with management major risk assessment and risk management policies and any impacts of such risks or exposures on our financial statements

•
Reviewing all related-party transactions

•
Inquiring and discussing with management compliance with applicable laws and regulations

•
Determining the compensation and oversight of the work of the independent auditors (including disagreements between management and the independent auditors regarding financial reporting)

•
Establishing procedures for any complaints about accounting, internal accounting controls or reports

•
Appointing or replacing the independent auditors and monitoring their independence

•
Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with our financial statements

•
Verifying the rotation of audit partners

•
Overseeing and monitoring cybersecurity risks

•
Pre-approving all audit services and permitted non-audit services to be performed by our independent auditors, including the fees and terms of the services

•
Investigating any alleged breach or violation of our Code of Business Conduct and Ethics and any matters related to accounting, internal accounting controls, financial fraud and similar matters

Compensation Committee
Our Board has determined that each member of the Compensation Committee in an independent director as defined by the applicable Nasdaq listing standards. The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC. The Compensation Committee’s responsibilities include:

•
Overseeing employee compensation policies and practices

•
Reviewing performance objectives for annual and long-term compensation

•
Reviewing and approving employment agreements for executive officers

•
Overseeing stock ownership guidelines and compensation recoupment policy

•
Reviewing compensation of non-employee directors

•
Reviewing compensation of our Chief Executive Officer and other executive officers;

•
Administering our stock plans and other incentive compensation plans

•
Reviewing all management compensation and benefit plans, as well as and perquisite programs

Nominating and Corporate Governance Committee
Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent directors as defined by the applicable Nasdaq listing standards. Our Nominating and Corporate Governance Committee’s responsibilities include:

• Identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board	• Overseeing the organization of our Board to discharge the Board’s duties and responsibilities properly and efficiently
• Identifying best practices for corporate governance principles	• Developing and recommending to our Board corporate governance guidelines and principles
Repurchase Committee
In September 2022, the Board created an ad-hoc Repurchase Committee in order to evaluate possible securities repurchase programs as a mechanism to enhance stockholder value. The Repurchase Committee is chaired by Mr. Hughes, who is joined on the committee by Mr. Galant. As announced on March 6, 2024, the Repurchase Committee approved a repurchase program for up to $40 million of our outstanding shares of Common Stock, warrants and/or notes exchangeable for shares of Common Stock. The repurchase program is effective March 2024 through March 2027.
Stock Ownership Policy
In 2023, our Board adopted mandatory stock ownership guidelines for our CEO, other executive officers and non-employee directors receiving compensation for their services as a director (“Guideline Participants”). These guidelines are intended to align the interests of our Guideline Participants with those of our stockholders by requiring them to acquire and maintain a meaningful equity stake in the Company.
These guidelines are based on the individual holding shares of our common stock with a value equal to a multiple of his or her annual base salary or annual cash retainer, as follows:
Leadership Position	Market Value of Shares
Non-Employee Directors	5x annual cash retainer
Chief Executive Officer	6x annual base salary
Other Named Executive Officers	3x annual base salary
Other Senior Leadership Team	1x annual base salary
For purposes of this calculation, stock ownership includes shares of common stock owned directly or indirectly, as well as vested and unvested time-based restricted stock units (“RSUs”) and vested performance-based restricted stock units (“PSUs”), but excludes unexercised stock options. Each participant is expected to satisfy these stock guidelines within five years of becoming subject to the guidelines. All participants met these guidelines as of December 31, 2023.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business.
All of our directors, officers and employees are expected to be familiar with the Code of Ethics and to adhere to those principles and procedures set forth in the Code of Ethics that apply to them. Officers, employees and directors are trained on our Code of Ethics annually and must acknowledge completion, which is tracked by the Company’s human resources staff. Essential training includes anti-corruption, anti-harassment, non-discrimination, complaints process, and conflict of interest modules. The Company has posted the Code of Ethics, and will post any amendments to the Code of Ethics, as well as any waivers that are required to be disclosed by the rules of the SEC, on the Company’s website at ir.composecure.com/corporate-governance/governance-overview. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 309 Pierce Street, Somerset, New Jersey, 08873, Attention: General Counsel or by telephone at (908) 518-0500.
Whistleblower Hotline
We value compliance, fairness, and transparency, and believe that open, honest communication is the expectation, not the exception. To align with that goal, we employ an independent third-party dedicated whistleblower hotline, available 24 hours a day, seven days a week via telephone and internet to our employees, stockholders and others, to encourage the reporting of suspected violations of our Code of Ethics or other Company policies and any illegal or unethical activity, including abuse, misconduct in the workplace, and financial fraud including with respect to accounting, internal controls and auditing, and any retaliation against employees or others who make any good faith allegation of misconduct. Communications that are received through this hotline, are reviewed by the Audit Committee.
Policy Against Speculative Trading, Hedging and Pledging
Our Insider Trading Policy prohibits officers and directors, and any other persons the Company determines should be subject to the policy, as well as their family and/or household members, from directly or indirectly trading in options, warrants, puts and calls or similar instruments of the Company’s securities or selling such securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery). In addition, such persons are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities. Our Insider Trading Policy also prohibits such persons from purchasing Company securities on margin or pledging Company securities without pre-clearance from the Company’s General Counsel.
Environmental, Social and Governance
To solidify our long-standing commitment to making sustainable choices, in 2022 and 2023, we began a strategic project to formalize our approach to ESG. Our ESG efforts are driven by a management ESG Committee, led by the Chief Operations Officer, joined by the Chief Transformation Officer, General Counsel/Corporate Secretary, Vice President of Technical Accounting & External Reporting, and Head of Corporate Communications. The ESG Committee, working across all key business functions, is responsible for the development and implementation of our ESG program, which includes assessing our existing ESG efforts, understanding stakeholder perspectives, identifying areas for improvement that align with our business, and working collaboratively to support programs designed to implement and assess our ESG initiatives. The Board provides support for and oversight of our ESG program.
Our approach to ESG has included identifying programs and activities already in place, as well as initiating new programs and practices, and developing qualitative and quantitative ways to measure the Company’s achievements and impact across various aspects of ESG. In the following sections, the Company has included a summary of its initiatives and activities in this report and expects to issue a standalone ESG report within the next several months.
The pillars of our ESG program are (i) Positively Impacting our Environment and Community and (ii) Doing Business in a Responsible Way.
Positively Impacting our Environment and Community
We are committed to minimizing the environmental impact of our business activities across all areas of our operations. This involves an active approach to reducing the use of natural resources, emissions, and waste while carefully managing the handling and disposal of hazardous substances. Some of our ESG highlights in this pillar include the following:
•
We removed 14,500 MT of CO2 from the environment through our energy offset programs and achieved carbon neutrality for the second consecutive year;

•
Our Environmental Management System (EMS) is certified to ISO 14001 Standards;

•
We achieved a 31.5% decrease in water used in manufacturing of cards between 2022 and 2023;

•
We launched a card return and recycling program to support close-loop material use and allow customers to return cards through a P.O. Box to a RIOS-certified recycling facility; and

•
We developed new finished goods packaging made from 100% recycled cardboard.

Doing Business in a Responsible Way
We understand that the strength of an organization lies in its people and we are committed to enhancing the experiences of our employees, our suppliers, and our customers. We are committed to high standards of corporate governance. Our framework of governance and monitoring ensures our business complies with the standards dictated by our values and objectives. Some of our ESG highlights in this pillar include the following:
•
We are committed to upholding and promoting human rights in all aspects of our operations, believe in the inherent dignity and equal rights of every individual, and recognize our responsibility to respect and protect these rights;

•
We conduct annual employee engagement surveys, our overall employee engagement in 2023 was 70%;

•
In 2023, we launched a digitized performance management process to provide a more streamlined and efficient process and enable more fruitful performance conversation; and

•
We are an Equal Opportunity Employer, and we are proud that our workforce effectively represents the diversity of the communities in which we operate. We provide annual DEI training for our employees.

Supply Chain Responsibility
Building productive and long-term relationships with suppliers is essential to our business growth and success. We believe that fostering strong supplier relationships reduces risk across our supply chain, and also helps to strengthen social and environmental practices, globally. We respect the human rights of all people and remain dedicated to following labor and business practices which ensure those involved in the creation of our products are respected. We communicate our social and environmental standards to suppliers through our Supplier Code of Conduct. We have high expectations of our vendors and require that they adhere to appropriate standards for legal compliance, anti-corruption and bribery, anti-discrimination, as well as the prohibition of slavery, child labor or human trafficking in any part of the supply chain.
Stockholder Communications
Any stockholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board, including any of our independent directors, should write to: The Board of Directors, c/o CompoSecure, Inc., 309 Pierce Street, Somerset, New Jersey 08873, Attention: Corporate Secretary.
Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate. The Corporate Secretary may also forward certain correspondence elsewhere within our Company for review and possible response. In addition, at the request of the Board, communications that do not directly relate to our Board’s duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, service or product complaints, service or product inquiries, new service or product suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.
Legal Proceedings Involving the Company and its Directors or Executive Officers
None.
Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. SEC regulations require us to identify anyone who failed to file a required report or filed a late report during the most recent fiscal year. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 2023, our executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements and there were no delinquent Section 16(a) reports.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of Class A Common Stock and Class B Common Stock as of April 10, 2024 by:
•
each of the Company’s current NEOs and directors;

•
all current NEOs and directors of the Company as a group, and

•
each person known by the Company to be the beneficial owner of more than 5% of outstanding Class A Common Stock or Class B Common Stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 10, 2024.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.
Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock(2)	% of Class A Common Stock(2)	Number of Shares of Class B Common Stock(2)	% of Class B Common Stock(2)	% of Total Voting Power(3)
Directors and NEOs:
Mitchell Hollin(4)	20,829	*	34,526,408	57.6	42.9
Michele Logan(5)	20,829	*	21,564,279	36.0	26.8
Paul Galant	66,889	*	―	―	*
Niloofar Razi Howe	90,429	*	―	―	*
Brian Hughes	71,886	*	―	―	*
Jane J. Thompson	71,886	*	―	―	*
Jonathan Wilk(6)	461,719	2.2	1,236,027	2.1	2.1
Amanda Gourbault(7)	364,216	1.8	―	―	*
Adam Lowe(8)	783,626	3.7	―	―	1.0
Gregoire Maes(8)	373,467	1.8	―	―	*
Timothy Fitzsimmons(8)	773,555	3.2	―	―	*
All Directors and NEOs as a group (11 persons)	3,099,331	13.5	57,326,714		73.5
Five Percent Holders:
Entities affiliated with LLR Partners(4)	20,829	*	34,526,408	57.6	42.9
Entities affiliated with Michele Logan(5)	20,829	*	21,564,279	36.0	26.8
Aristeia Capital, L.L.C.(9)	1,333,825	6.1	―	―	1.6
BlackRock, Inc.(10)	2,022,356	8.9	―	―	2.4
Bleichroeder Holdings LLC(11)	3,097,550	14.9	―	―	3.8
Cannell Capital LLC(12)	1,679,456	9.2	―	―	2.4
Highbridge Capital Management, LLC(13)	3,304,347	13.8	―	―	3.9
LMR Partners(14)	2,367,329	18.7	―	―	5.5
Spurwink Management LLC(15)	1,400,799	6.4	―	―	1.7
Steamboat Capital Partners, LLC(16)	1,400,000	6.8	―	―	1.7
Steven J. McLaughlin(17)	1,500,000	7.3	―	―	1.9
Tikvah Management LLC(18)	3,720,628	16.4	―	―	4.5
Whitebox Advisors LLC(19)	2,075,244	13.5	―	―	3.8
Walleye Capital LLC(20)	6,367,003	23.6	―	―	7.3

*
Less than 1%.

(1)
The business address of each of Mitchell Hollin, Michele Logan, Niloofar Razi Howe, Brian Hughes, Jane J. Thompson, Jonathan C. Wilk, Timothy Fitzsimmons, Adam Lowe, Gregoire Maes, Paul Galant and Amanda Gourbault is 309 Pierce Street, Somerset, New Jersey 08873.

(2)
The beneficial ownership of the Company as of April 10, 2024 is based on (A) 20,625,594 shares of Class A Common Stock outstanding as of such date and (B) 59,958,422 shares of Class B Common Stock outstanding as of such date.

(3)
Percentage of total voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, held beneficially as a single class. The holders of Class B Common Stock are entitled to one vote per share, and holders of Class A Common Stock are entitled to one vote per share.

(4)
Includes 33,071,603 shares of Class B Common Stock (which is unregistered), and a corresponding number of Class B Common Units issued by CompoSecure, L.L.C. (the subsidiary of the Company, which is also unregistered) that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by LLR Equity Partners IV, L.P. and 1,454,805 shares of Class B Common Stock held by LLR Equity Partners Parallel IV, L.P. that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment. Mr. Hollin may be deemed the beneficial owner of the 34,526,408 shares of Class B Common Stock because he is a member of LLR Capital IV, LLC, the General Partner of LLR Capital IV, L.P., the General Partner of LLR Equity Partners IV, L.P. and LLR Equity Partners Parallel IV, L.P. and Mr. Hollin is LLR Equity Partners IV, L.P.’s and LLR Equity Partners Parallel IV, L.P.’s designee to the Company’s board of directors. Mr. Hollin disclaims beneficial ownership of the shares held by LLR Equity Partners IV, L.P. and LLR Equity Partners Parallel IV, L.P.

(5)
Consists of (i) 12,017,983 shares of Class B Common Stock, and a corresponding number of Class B Common Units issued by CompoSecure, L.L.C. that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by Ms. Logan; (ii) 849,502 shares of Class B Common Stock, and a corresponding number of Class B Common Units issued by CompoSecure, L.L.C. that are exchangeable for Class A Common Stock on a share- for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by the Carol D. Herslow Credit Shelter Trust B (“Credit Shelter Trust”); and 8,696,794 shares of Class B Common Stock, and a corresponding number of Class B Common Units issued by CompoSecure, L.L.C. that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by Ephesians 3:16 Holdings LLC (“Ephesians Holdings”). Of the 8,696,794 shares of Class B Common Stock held by Ephesians Holdings, 4,348,397 shares may be deemed to be beneficially owned by The MDL Family Trust (“MDL Trust”) and 4,348,397 shares of may be deemed to be beneficially owned by The DML Family Trust (“DML Trust”). The business address of the above entities is 309 Pierce Street, Somerset, New Jersey 08873. Ephesians Holdings is a manager-managed LLC, and Ms. Logan serves as the sole manager, with the ability to exercise voting and dispositive power with respect to the Class B Common Stock held by Ephesians Holdings. The MDL Trust and the DML Trust are the members of Ephesians Holdings, each owning half of the total membership interests therein, and Ms. Logan serves as the Investment Adviser of each of the MDL Trust and the DML Trust. Tiedemann Trust Company acts as Administrative Trustee of each of the MDL Trust and the DML Trust. As a result, Ms. Logan, the MDL Trust and the DML Trust (to the extent of their respective membership interests therein) possess shared voting and dispositive power over the shares of Class B Common Stock held by Ephesians Holdings. Ms. Logan is a Co-Trustee of the Credit Shelter Trust, and, as a result, may be deemed to share voting and dispositive power with respect to the Class B Common Stock held by the Credit Shelter Trust. Ms. Logan expressly disclaims beneficial ownership of the shares held by the entities in this footnote 5.

(6)
Includes 1,236,027 shares of Class B Common Stock, and a corresponding number of Class B Common Units issued by CompoSecure, L.L.C. that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by CompoSecure Employee LLC. Mr. Wilk may be deemed the beneficial owner of the 1,236,027 shares of Class B Common Stock because he serves as the sole member of the CompoSecure Employee LLC. Mr. Wilk disclaims beneficial ownership of the shares held by the CompoSecure Employee LLC.

(7)
Includes 14,397 shares of Class A Common Stock owned by Ms. Gourbault’s husband, for which Ms. Gourbault disclaims beneficial ownership.

(8)
Includes the number of shares of Class A Common Stock that the NEO has the right to acquire within 60 days of April 10, 2024 through the exercise of stock options issued under the CompoSecure, L.L.C. Amended and Restated Equity Incentive Plan.

(9)
Aristeia Capital, L.L.C., a Delaware limited liability company, is deemed to be the beneficial owner of 1,333,825 shares of Class A Common Stock issuable upon exercise of warrants. This information is based on a Schedule 13G filed by such reporting person on February 14, 2024.

(10)
Consists of 2,022,356 shares of Class A Common Stock, which the Company believes are issuable upon exchange of the Company’s 7.00% Exchangeable Notes due 2026 (the “Notes”) beneficially owned by BlackRock, Inc. The Notes are subject to a blocker which prevents the holder from converting the Notes to the extent that, upon such conversion, the holder would beneficially own in excess of 9.90% of the Common Stock outstanding as a result of the conversion (the “Notes Blocker”). The principal business office address for this stockholder is 50 Hudson Yards, New York, NY 10001. This information is based on a Schedule 13G/A filed by such reporting person on February 13, 2024.

(11)
Bleichroeder LP (“Bleichroeder”), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of 3,097,550 shares of Class A Common Stock. The 3,097,550 shares include 2,997,550 shares of Class A Common Stock and 100,000 shares of Class A Common Stock issuable upon exercise of warrants. 21 April Fund Ltd., a Cayman Islands company for which Bleichroeder acts as investment adviser, holds 1,996,040 shares of these 3,097,550 shares. Clients of Bleichroeder have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities. The principal business address for these stockholders is 1345 Avenue of the Americas, 47th Floor New York, NY 10105. This information is based on a Schedule 13G/A filed by such persons on February 14, 2024.

(12)
Consists of 1,679,456 shares of Class A Common Stock and 236,869 shares of Class A Common Stock issuable upon exchange of Notes beneficially owned by Cannell Capital LLC (“Cannell”). Pursuant to the terms of the Notes Blocker, Cannell cannot exchange any of the reported Notes if it would beneficially own, after any such exchange, more than 9.90% of the outstanding shares of Class A Common Stock. The principal business office address of this stockholder is 245 Meriwether Circle, Alta, WY 83414. This information is based on a Schedule 13G filed by such reporting person on February 13, 2024.

(13)
Highbridge Capital Management, LLC, a Delaware limited liability company and the investment adviser to certain funds and accounts (the “Highbridge Funds”) beneficially own 3,304,309 shares of Class A Common Stock issuable upon exchange of Notes directly held by the Highbridge Funds. The address for these stockholders is 277 Park Avenue, 23rd Floor, New York, New York 10172. Pursuant to the terms of the Notes Blocker, the Highbridge Funds cannot exchange any of the reported Notes if the Highbridge Funds would beneficially own, after any such exchange, more than 9.90% of the outstanding shares of Class A Common Stock. This information is based on a Schedule 13G/A filed by such persons on February 2, 2024.

(14)
LMR Multi-Strategy Master Fund Limited (“LMR Master Fund”) directly holds warrants to purchase 2,367,329 shares of Class A Common Stock, which, due to the beneficial ownership limitations in the warrants (the “Warrant Blocker”), are currently exercisable for 1,051,534 shares of Class A Common Stock and LMR CCSA Master Fund Ltd (“LMR CCSA Master Fund”) directly holds warrants to purchase 2,367,330 shares of Class A Common Stock, which, due to the beneficial ownership limitations in the Warrant Blocker, are currently exercisable for 1,051,535 shares of Class A Common Stock. The principal business office address of these stockholders is LMR Partners, LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J8AJ, United Kingdom. This information is based on a Schedule 13G/A filed by such persons on February 12, 2024.

(15)
Includes (i) 200,000 shares of Class A Common Stock and (ii) 1,200,799 warrants of the Company beneficially owned by Spurwink Management LLC, Kirkwood Partners LLC and Cyrus David Miller. Each warrant converts into shares of Class A Common Stock on a 1 to 1 basis. The principal business address for these stockholders is 5970 Fairview Road, suite 705, Charlotte, NC 28210. This information is based on a Schedule 13G filed by such persons on February 14, 2024.

(16)
Steamboat Capital Partners, LLC (“IA”) (as the portfolio manager for its clients, including funds of which an affiliate is general partner) and Mr. Kiai (as the managing member of IA) may be deemed to be the beneficial owner of 1,400,000 shares of Class A Common Stock. The principal business office address for this stockholder is 24 Maple Avenue, Rye, NY 10580. This information is based on a Schedule 13G/A filed by such reporting person on April 10, 2024.

(17)
The address for this stockholder is 1521 Alton Road, #345, Miami Beach, FL 33139. This information is based on a Schedule 13G/A filed by such persons on February 14, 2023.

(18)
Includes an aggregate of 3,720,628 shares of Class A Common Stock beneficially owned by Tikvah Management LLC, David Cohen, The Ezrah Charitable Trust, and Simcah Management LLC. The above beneficial ownership amounts include 2,045,637 shares of Class A Common Stock underlying exercisable warrants beneficially owned by these stockholders. Pursuant to the terms of the Warrant Blocker, this stockholder cannot exercise any of the reported warrants if the stockholder would beneficially own, after any such exercise, more than 9.9% of the outstanding shares of Class A Common Stock. The address for these stockholders is 5970 Fairview Road, Suite 705, Charlotte, North Carolina 28210. This information is based on a Schedule 13G/A filed by such persons on February 13, 2024.

(19)
Each of Whitebox Advisors LLC, a Delaware limited liability company (“WA”); and Whitebox General Partner LLC, a Delaware limited liability company (“WGP”) is deemed to be the beneficial owner of 2,075,244 shares of Class A Common Stock, as a result of WA’s clients’ ownership of (i) $30,900,000.00 principal amount of the Company’s Notes, which are convertible into 2,686,955 shares of Class A Common Stock based on the initial conversion rate of approximately 86.9565 shares of Class A Common Stock per $1,000 principal amount of Notes, but subject to the Notes Blocker, and (ii) 470,000 shares of Class A Common Stock. Pursuant to the terms of the Notes Blocker, WA’s clients cannot exchange any of the reported Notes if it would beneficially own, after any such exchange, more than 9.9% of the outstanding shares of Class A Common Stock. The principal business address for WA and WGP is 3033 Excelsior Boulevard, Suite 500, Minneapolis, MN 55416. This information is based on a Schedule 13G/A filed by such persons on February 14, 2024.

(20)
Consists of 6,367,003 shares of Class A Common Stock issuable upon exercise of warrants. Pursuant to the terms of the Warrant Blocker, this stockholder cannot exercise any of the reported warrants if the stockholder would beneficially own, after any such exercise, more than 9.9% of the outstanding shares of Class A Common Stock. The principal business address of this stockholder is 2800 Niagara Lane N, Plymouth, MN 55447. This information is based on a Schedule 13F filed by this stockholder on February 14, 2024.

EXECUTIVE OFFICERS & KEY EMPLOYEES
Executive Officers
Jonathan C. Wilk, President, Chief Executive Officer and Director, 55
Jonathan C. Wilk has led the Company for over six years, serving as the Company’s Chief Executive Officer since May 2017, having joined in March 2016 as President and Chief Revenue Officer. He brings more than 25 years of banking, consulting, and private equity operating experience. Prior to joining the Company, from January 2014 to October 2015, he served as the President of Paychoice, a leading SaaS-based payroll company. Prior to PayChoice, from 2011 to 2013, Mr. Wilk was with JPMorgan Chase, where he joined as the Head of Product and Chief Marketing Officer for the Consumer Bank. He was responsible for checking, savings, debit, and prepaid products as well as brand and advertising and sponsorships for consumer banking. Prior to that, Mr. Wilk held several senior positions at Bank of America Merrill Lynch between 2003 and 2011, including the Global Head of Product for Treasury Services and the Head of Consumer and Small Business Deposits. Prior to his banking experience, Mr. Wilk was a management consultant with firms including Booz, Allen and Hamilton and Mercer Management Consulting. Mr. Wilk holds an MBA from the Kellogg Graduate School of Management at Northwestern University with majors in Strategy, Marketing, and Finance and a BS in Business Management from Pennsylvania State University.
Amanda Gourbault, Chief Revenue Officer, 58
Amanda Gourbault has served as Chief Revenue Officer of the Company since December 7, 2021. Ms. Gourbault has more than 25 years of experience in the payments and security industry, leading global sales, products and services teams for the financial sector. Prior to joining the Company, Ms. Gourbault was Executive Vice President of the Financial Institutions Business Unit at IDEMIA, a global leader in payment cards and identity/security credentials. At IDEMIA, where Ms. Gourbault worked for 13 years, Ms. Gourbault was responsible for a global division with more than 2,600 employees, comprised of sales, marketing and product development teams, as well as for more than 30 card personalization centers worldwide that delivered more than $900 million in revenue per year. Ms. Gourbault is also Chair of the Compass for Life Foundation, helping disadvantaged children achieve their dreams. Ms. Gourbault holds a BA in Modern Languages from Durham University, England.
Adam Lowe, Chief Product & Innovation Officer, 39
Dr. Adam Lowe has served as the Company’s Chief Product & Innovation Officer since April 2022 after serving as Chief Innovation Officer since January 2020, having joined the Company as a Senior Materials Development Engineer in January 2014 and serving in several roles of increasing responsibility on the Company’s research and development team from May 2015 to January 2016, leading to promotion to Vice President, R&D in June 2018, and then Chief Innovation Officer in January 2020. In addition, he served as Adjunct Fellow at Syracuse University’s Forensic and National Security Sciences Institute from 2012 to 2018. Prior to joining the Company, he served as Principal Research Scientist from 2011 to 2013 at SRC, a not-for-profit research and development company. Dr. Lowe earned an MBA from the Cornell Johnson Graduate School of Management, a PhD in microbiology from Cornell University, and a degree in biology from Salisbury University.
Gregoire (Greg) Maes, Chief Operating Officer, 51
Gregoire (Greg) Maes joined the Company as Chief Operating Officer in January 2020, contributing 25 years of experience with several global card manufacturers. Before joining the Company, from 2014 to January 2020, he served as Global Chief Operating Officer for ABCorp, a leading provider of products and services for the commercial, financial, government & not-for-profit and healthcare sectors. Prior to that, he served as Service Center Operations Director Asia Pacific at Oberthur Technologies from 2013 to 2014, and as COO for ABnote Australia Pty Ltd from 2007 to 2013. Mr. Maes has a Chemistry and Physics degree from the Graduate School of Chemistry and Physics of Bordeaux, France.
Timothy Fitzsimmons, Chief Financial Officer, 61
Mr. Timothy Fitzsimmons has served as the Company’s Chief Financial Officer since July 2014, bringing more than 35 years of experience in accounting and finance. Prior to joining the Company, Mr. Fitzsimmons served from 2009 to July 2014 as President and founder of Your CFO & Controller LLC, a consulting firm. Prior to that, he was the Vice President Controller and Strategic Initiatives at Title Resource Group, a national title insurance agency and real estate closing coordination company. Prior to that, he was Chief Financial Officer of Vanguard Modular Building Leasing. Previously, he was Global Controller of GE Capital Modular Space Leasing, and Controller of North American operations for Gemplus Corporation, a plastic transaction card manufacturer. Mr. Fitzsimmons began his career with Coopers & Lybrand in New York City where he earned his CPA certificate in 1985. In 1989, he joined DataCard in Minneapolis, MN as part of the Corporate Finance team before becoming the Controller of Plastic Card Operations for DataCard North America in 1991. Four years later, Mr. Fitzsimmons joined GE Capital as Global Controller of their modular leasing business, earning his Six Sigma Blackbelt Certification and managing a global finance team. Mr. Fitzsimmons holds an MBA with a Finance concentration from Drexel University and a BS in Accounting from St. John’s University in New York.
Key Employees
Steven J. Feder, General Counsel and Corporate Secretary, 60
Mr. Steven J. Feder joined the Company as its full-time General Counsel and Corporate Secretary in April 2022, bringing over 35 years of corporate and commercial legal experience to the Company. Mr. Feder has been serving in that same capacity for the Company on a part-time basis since August 2014 as a member of the alternate legal services firm, GenCounsel, LLC, which Mr. Feder co-founded in 2009 in Philadelphia, Pennsylvania. Prior to founding GenCounsel, Mr. Feder was Senior Vice President, General Counsel and Secretary of Safeguard Scientifics, Inc. in Wayne, Pennsylvania from 2004 to 2007, and was previously a partner with the law firm of Pepper Hamilton LLP (now Troutman Pepper LLP) in Berwyn, Pennsylvania from 2000 to 2004, and had previously been associated with other law firms. From 1990 to 1995, Mr. Feder was corporate counsel for MEDIQ Incorporated, formerly an AMEX-listed diversified healthcare company. Mr. Feder holds a JD degree from the Temple University School of Law and a BS in Education from Temple University’s College of Education, both in Philadelphia, Pennsylvania.
Stacey Gutman, Chief Transformation Officer, 45
Ms. Stacey Gutman joined the Company as Chief Transformation Officer in February 2022, bringing over 21 years of corporate and start-up experience to the Company and a track record of effectively building, launching and managing new products, programs and partnerships. For the year prior to joining the Company full-time, Ms. Gutman served the company as a consultant focused on launching Arculus. In her position as Chief Transformation Officer, Ms. Gutman oversees three functional areas for the Company: Human Resources, Organizational Effectiveness, and Corporate Communications. Prior to the Company, Ms. Gutman led the external partnerships teams at two fast-growing, NY-based start-ups: Intersection, a smart cities technology company (from 2014 to 2018) and Catchafire, a tech-enabled social impact company (2019). Ms. Gutman also spent 13 years in the small business division at American Express working across all facets of the customer lifecycle, building new sales and distribution channels, transforming digital assets into revenue-generating platforms and forging large-scale partnerships. Ms. Gutman holds a BA in Economics from Amherst College in Amherst, MA.
Stephen Luft, Vice President, Global Head of Sales, 71
Mr. Stephen Luft has served as the Company’s Vice President, Global Head of Sales since February 2012. Before joining the Company, from 1997 to 2012 he served in various roles at OpSec Security, Inc., most recently as Director of Customer Solutions. Mr. Luft holds an MBA in International Business and Finance from Indiana University and a BS in International Economics from Georgetown University.
Lewis Rubovitz, Chief Strategy Officer, 50
Mr. Lewis Rubovitz has served as the Company’s Chief Strategy Officer since March 2022 and previously, the Company’s Vice President, Head of Strategy & Business Development since November 2018, bringing over 16 years of industry experience. Prior to joining the Company, he was VP Finance — Global Commercial Payments, Product Development, Marketing, & International at American Express from 2013 to 2018, prior to which he held several other positions at American Express. Before that, he served as a senior financial analyst at Revlon from 1999 to 2003, and as a senior sales and marketing analyst at CR Bard from 1996 to 1999. Mr. Rubovitz holds an MBA from the Stern School of Business at New York University, majoring in Marketing and Finance along with a BBA in Marketing from Emory University’s Goizueta Business School.

NON-EMPLOYEE DIRECTOR COMPENSATION
Compensation Program for Non-Employee Directors
Pursuant to the Board-approved annual compensation program for non-employee directors (the “Director Compensation Policy”), non-employee directors are paid an annual cash retainer and annual retainers for standing committee chair and members service, as reflected in this table:
Annual Cash Compensation of Non-Employee Directors

•
Board Member — $50,000

•
Audit Committee Chair — $20,000

•
Compensation Committee Chair — $15,000

•
Nominating and Corporate Governance Committee Chair — $1,000

•
Audit Committee Member — $10,000

•
Compensation Committee Member — $7,500

•
Nominating and Corporate Governance Committee Member — $5,000

Equity Compensation of Non-Employee Directors
The Director Compensation Policy provides that upon joining the Board, each non-employee director receives an initial equity award of RSUs with a value of $150,000, granted on the date such non-employee director begins service on the Board (the “Initial Equity Award”). The Initial Equity Awards vest on the first anniversary of the date on which the award is granted. Additionally, the Director Compensation Policy provides that non-employee directors is granted, on an annual basis, RSUs with a value of $150,000 effective on the date of each annual meeting (or, in the case of a non-employee director who joins the Board after the occurrence of the annual meeting for the year of their appointment to the Board, a pro-rata amount based on their appointment date) (the “Annual Equity Award”). The Annual Equity Awards vest in full on the earlier of (i) the first anniversary of the date of grant or (b) the next annual meeting.
In addition, each non-employee director may elect to convert annual cash retainers into RSUs, or to defer receipt of the equity awards, or cash retainers, in accordance with the terms of the Company’s RSU Conversion and Deferral Program for Directors.
Compensation Actually Paid to Non-Employee Directors
The following table sets forth the compensation paid to non-employee directors for the year ended December 31, 2023.
Director(1)	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Paul Galant	2023	60,000	150,000	210,000
Mitchell Hollin	2023	67,500	150,000	217,500
Brian Hughes	2023	77,500	150,000	227,500
Michele Logan	2023	50,000	150,000	200,000
Niloofar Razi-Howe	2023	65,000	150,000	215,000
Jane J. Thompson	2023	70,000	150,000	220,000

Note:
(1)
Information regarding compensation for Mr. Wilk, a director and also an employee, is set forth in the Executive Compensation — Summary Compensation Table section below.

(2)
Represents annual equity awards of RSUs on May 18, 2023 with a grant date fair value of $150,000 computed in accordance with FASB ASC Topic 718.

EXECUTIVE COMPENSATION
Compensation Summary
We are an “emerging growth company” (as defined in the Jumpstart Our Business Startups (“JOBS”) Act of 2012) and we have elected to comply with reduced public company reporting requirements relating to our executive compensation program. In addition, for 2024, we were not required to hold non-binding stockholder advisory votes on executive compensation. We may use these reduced reporting rules until December 31, 2026. However, we will cease to be an emerging growth company sooner if our public float exceeds $700 million and we become a “large, accelerated filer,” our annual gross revenues exceed $1.235 billion, or we issue more than $1.0 billion of non-convertible debt in any three-year period. We are also a “smaller reporting company” (as defined in Item 10(f)(1) of Regulation S-K). If we are still a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies.
In addition, the Company is not required to hold an advisory vote on executive compensation, but will do so when required.
In lieu of the full executive compensation information required by larger companies, we have included the following Compensation Summary to assist stockholders in understanding our executive compensation program by providing an overview of our executive compensation-related policies, practices, and decisions for 2023. This Compensation Summary explains how we determined the material elements of compensation for our CEO and other named executive officers, identified pursuant to SEC rules (“NEOs”). Our NEOs for 2023 were:
•
Jonathan C. Wilk, Chief Executive Officer;

•
Amanda Gourbault, Chief Revenue Officer;

•
Adam Lowe, Chief Product & Innovation Officer;

•
Greg Maes, Chief Operating Officer; and

•
Timothy Fitzsimmons, Chief Financial Officer.

Our Compensation Philosophy
Attracting and rewarding the highly qualified executive talent is important to the Company, as well as fostering a “results-oriented” culture focused on achievement of business and financial performance objectives. Our competitive total compensation philosophy is reflected in the following key programs:
•
Market-competitive annual base salaries;

•
Annual cash incentives tied to financial performance;

•
Long-term incentives in the form of equity awards, with a significant component tied to financial performance; and

•
Market-competitive retirement and healthcare benefits.

We have designed our executive compensation program to reward our CEO and other NEOs at a level consistent with our overall financial performance and to provide compensation sufficient to attract, retain, and motivate them to exert their best efforts in the highly competitive markets in which we operate. The Compensation Committee reviews our executive compensation program annually.
Compensation Committee Interlocks
Compensation decisions are made by our Compensation Committee. None of our current or former executive officers or employees currently serves, or has ever served, as a member of our Compensation Committee and none of our executive officers has ever served as a member of a compensation committee (or committee serving an equivalent function) of any other entity whose executive officers served as a member of our Board.

Executive Compensation Best Practices
Our Compensation Committee strives to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. During 2023, our Compensation Committee used the following executive compensation policies and practices to drive performance and maximize our stockholders’ long-term interests:
WE DO	WE DON’T DO
Pay for Performance
The Compensation Committee has designed our executive compensation program to use short-term and long-term incentive compensation awards to the achievement of strong financial performance to align the long-term interests of CEO and other NEOs with the interests of our stockholders.	No Guaranteed Bonuses We do not pay guaranteed minimum bonuses under our annual bonus plan.
Independence and Experience The Compensation Committee is comprised completely of independent directors who have extensive experience.	No Excessive Perquisites We do not provide excessive perquisites for NEOs.
Independent Compensation Advisor
The Compensation Committee selects and engages its own independent advisor. During 2023, the Compensation Committee engaged Frederic W. Cook & Co., Inc (“FW Cook”) to assist with its responsibilities. Other than advisory services provided to the Compensation Committee, FW Cook has performed no other services for the Company.	No Defined Benefit Retirement Programs
Other than our Section 401(k) savings plan generally available to all employees, we do not offer defined benefit or contribution retirement plans or arrangements or nonqualified deferred compensation plans or arrangements to our CEO or other NEOs.
Thoughtful Peer Group Analysis
The Compensation Committee reviews external market data when making compensation decisions and regularly reviews our peer group with its independent compensation advisor.	No “Single Trigger” Severance Payments We do not have “single trigger” severance payments payable solely on account of the occurrence of a change of control event.
Annual Compensation Review
The Compensation Committee conducts an annual review of our executive compensation philosophy and strategy, including reviewing the peer group used for compensation comparative purposes.	No Excise Tax Gross-Ups We do not provide excise tax gross-ups to our NEOs for change in control and severance payments.
Emphasize Long-Term Equity
The Compensation Committee uses equity awards to deliver long-term incentive compensation opportunities to our CEO and other NEOs. These equity awards vest or may be earned over multi-year periods and a significant portion is tied to financial performance over multiple years, all of which better serves our long-term value-creation goals and retention objectives.	No Hedging/Pledging
We prohibit our employees and our non-employee members of the Board from hedging our equity securities or from purchasing our securities on margin or pledging our securities as collateral for a loan, in each case without first obtaining the pre-approval of our General Counsel.
“Clawback” Policy
Our clawback policy requires recovery of incentive compensation in the event of a financial restatement resulting from the fraud or intentional misconduct of an executive officer or any other member of the Company’s senior leadership team.

Emphasis on Variable and Performance-Based Compensation
The annual compensation of our NEOs varies from year to year based on our financial results. Consistent with our overall compensation philosophy, our executive compensation program emphasizes “variable” pay over “fixed” pay and seeks to balance short-term and long-term incentives, as well as performance-based and time-based incentives. In 2023, the majority of target total direct compensation of our CEO and NEOs consisted of variable pay, including cash awarded under our annual bonus plan and long-term incentives in the form of equity awards. Our equity awards are in the form of restricted stock units which vest over a specified period of years and performance stock units, which vest upon achievement of specified financial performance over multiple years. The value of our equity awards to our CEO and other NEOs, once vested, is variable based on our stock price. Fixed pay, primarily consisting of base salary, made up only 10% of our CEO’s target total direct compensation in 2023, while variable pay, consisting of both annual and long-term incentives in the form of equity awards, made up 90% of his target total direct compensation. Similar allocations applied to our other NEOs.
Compensation-Setting Process
The Compensation Committee establishes our overall compensation philosophy and oversees our executive compensation program, and the compensation of the non-employee members of our Board. The Compensation Committee has the authority to retain advisors, including compensation consultants, to assist in carrying out its responsibilities to determine the compensation of our CEO and other NEOs. The Compensation Committee’s authority, duties, and responsibilities are described in its charter, which is reviewed annually and updated as warranted. The charter is available on the Company’s corporate governance website at ir.composecure.com/corporate-governance/governance-overview.
While the Compensation Committee determines our overall compensation philosophy and recommends the compensation of our executive officers, it considers input from its compensation consultant, as well as our CEO, to formulate recommendations and make decisions with respect to specific compensation decisions. The Compensation Committee determines and approves all decisions regarding executive compensation, including base salary levels, target annual cash bonus opportunities, actual cash bonus payments, and long-term incentive compensation in the form of equity awards for the NEOs, other than our CEO. For the CEO’s compensation, our Compensation Committee assesses and evaluates his compensation components and amounts and then makes a recommendation to the Board for approval of his compensation. The Compensation Committee meets on a regularly scheduled basis and at other times as needed, and regularly reviews compensation matters with the Board.
Our CEO works closely with the Compensation Committee in determining the compensation of our other NEOs. Typically, our CEO reviews publicly available market compensation information prepared by the Compensation Committee’s compensation consultant for each of the other NEOs. The CEO then makes a recommendation to the Compensation Committee regarding compensation for the other NEOs . The Compensation Committee reviews and discusses this information and the recommendation of the CEO with its independent compensation consultant, and then determines whether or not to approve, reject or modify such compensation, as it deems appropriate. The CEO also works with the Compensation Committee to recommend the structure of the annual bonus program, and to identify and develop financial performance objectives for the program, and to evaluate actual performance against the selected financial performance measures. While the Compensation Committee considers the CEO’s recommendations, as well as the competitive market analysis prepared by its compensation consultant, these recommendations and market data serve as only two of several factors in making its decisions with respect to CEO and other NEOs compensation. Ultimately, the Compensation Committee applies its own business judgment and experience to determine the individual compensation elements and amount thereof for our CEO and other NEOs. Moreover, no executive officer (including the CEO) participates in the determination of the amounts or elements of his or her own compensation.
Independent Compensation Consultant
Pursuant to its charter, the Compensation Committee has the authority to engage its own advisors, including compensation consultants, as it determines in its sole discretion, to assist in carrying out its responsibilities. The Compensation Committee makes all determinations regarding the engagement, fees, and services of these advisors, and any such advisor reports directly to the Compensation Committee. In 2023, pursuant to this authority, the Compensation Committee engaged FW Cook, a national compensation consulting firm, to provide information, analysis, and other assistance relating to our executive compensation program on an ongoing basis. FW Cook does not have authority to determine the ultimate compensation paid to executive officers or non-employee directors, and the Compensation Committee is under no obligation to utilize the information provided by FW Cook when making compensation decisions. The nature and scope of the services provided to the Compensation Committee by FW Cook in 2023 were as follows:
•
provided recommendations for updating the compensation peer group;

•
provided advice with respect to compensation best practices and market trends, regulatory and legislative developments for executive officers and non-employee members of our Board; and

•
conducted an analysis of the levels of overall compensation and each element of compensation for our executive officers.

Representatives of FW Cook regularly attend meetings of the Compensation Committee and also communicate with the Chairperson of the Compensation Committee outside of meetings. FW Cook reports to the Compensation Committee rather than to management, although FW Cook may meet with members of management, including our CEO and General Counsel to gather information on proposals that management may make to the Compensation Committee. The Compensation Committee may replace its compensation consultant or hire additional advisors at any time. The Compensation Committee has assessed the independence of FW Cook taking into account, among other things, the various factors as set forth in Exchange Act Rule 10C-1 and the enhanced independence standards and factors set forth in the applicable listing standards of Nasdaq, and has concluded that its relationship with FW Cook and the work of FW Cook on behalf of the Compensation Committee has not raised any conflict of interest.
Compensation Peer Group
Given our unique history and business, the Compensation Committee believes that the competitive market for executive talent includes primarily other companies in related industries. Accordingly, it reviews compensation from a compensation peer group that consists of a carefully selected cross-section of public companies that are in the same or related industries with revenues and market capitalizations similar to ours. This data is supplemented with executive compensation survey data representing both public and private technology companies that are of similar size. The Company’s peer group for 2023, which was approved by our Compensation Committee in September 2022, consisted of:
Peer Group Selected by Compensation Committee for 2023
Bakkt Holdings, Inc.	Cantaloupe, Inc.
Cass Information Systems, Inc.	CPI Card Group Inc.
Enova International, Inc.	EVERTEC, Inc.
Flywire Corporation	Green Dot Corporation
i3 Verticals, Inc.	International Money Express, Inc.
Katapult Holdings, Inc.	MoneyLion Inc.
NerdWallet, Inc.	Paya Holdings Inc.*
Payoneer Global Inc.	Q2 Holdings, Inc.
Remitly Global, Inc.	Repay Holdings Corporation
BTRS Holdings, Inc.	Sunlight Financial Holdings Inc.

*
Paya Holdings, Inc. was subsequently acquired by Nuvei Corporation in February 2023.

This compensation peer group was used by the Compensation Committee in connection with its annual review of our executive compensation program. Specifically, the Compensation Committee reviewed the compensation data drawn from the compensation peer group, in combination with industry-specific compensation survey data, to develop a subjective representation of the “competitive market” with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluated how our pay practices and executive officer compensation compared to the competitive market. This information is only one of several factors that the Compensation Committee considers, however, in making its decisions with respect to the compensation of our executive officers.
Compensation Programs
The primary elements of our executive compensation programs are:
Program	Purpose	Key Features
Base salary	Recognizes individual performance, level of experience and expertise, expected future performance and contributions	Competitive fixed compensation with actual base salaries evaluated and determined for each executive officer and individual position
Annual performance-based cash incentives	Rewards annual achievement of pre-established corporate net revenue and Adjusted EBITDA objectives	Motivates our CEO and other NEOs to contribute to the Company’s annual financial performance to drive value for shareholders
Long-term incentives	Rewards achievement of multi-year financial objectives designed to enhance long-term stockholder value and attract, retain, motivate, and reward our CEO and other NEOs over multiple years	RSUs and PSUs
Base Salaries
In 2023, the Compensation Committee reviewed the base salaries of our CEO and other NEOs, taking into consideration a competitive market analysis performed by its compensation consultant and the recommendations of our CEO (except with respect to his own base salary), as well as the other factors described above. Following this review, the Compensation Committee determined to adjust the base salaries of our executive officers, including our NEOs, to levels it believed were appropriate to maintain their competitiveness, with the Board reviewing and approving the increase for our CEO. The base salaries of our CEO and other NEOs for 2023 were:
NEO	2022 Base Salary	2023 Base Salary*	Percentage Increase
Jonathan Wilk	$600,039	$618,000	3%
Amanda Gourbault	$506,619	$515,000	3%
Adam Lowe	$425,023	$437,750	3%
Gregoire Maes	$375,000	$386,250	3%
Timothy Fitzsimmons	$375,000	$386,250	3%

*
These base salary increases were effective January 1, 2023.

The actual salaries paid during 2023 are set forth in the “Summary Compensation Table” below.
Annual Cash Bonuses
Our CEO and other NEOs were eligible to receive annual cash incentive bonuses under the 2023 Management Incentive Plan (“2023 MIP”). We use annual cash incentive bonuses to motivate our CEO and other NEOs to drive continuous improvement year over year and enhance shareholder value, focusing on our short-term financial performance objectives. Consistent with our compensation philosophy, these annual incentive bonuses are intended to help us to deliver a competitive total direct compensation opportunity. Annual cash bonuses are entirely Company performance-based, are not guaranteed, and may vary materially from year to year. Typically, the Compensation Committee establishes cash incentive bonus opportunities based on the achievement of annual financial performance measures. The cash incentive bonus plan is designed to pay above-target bonuses when we exceed our annual performance objectives and below-target bonuses, including potentially no payouts, when we do not achieve these objectives.
2023 MIP Design
In February 2023, the Compensation Committee adopted cash incentive bonus opportunities for our CEO and other NEOs pursuant to the 2023 MIP based on 2023 financial performance measures of net revenues and Adjusted EBITDA. For 2023, the target annual cash bonus opportunities for our CEO and other NEOs under the 2023 MIP, expressed as a percentage of annual base salary, were:
NEO	2023 Base Salary	Target Annual Cash Bonus Opportunity (As a % of Annual Base Salary)	Target Annual Cash Bonus Opportunity
Jonathan Wilk	$618,000	100%	$618,000
Amanda Gourbault	$515,000	100%	$515,000
Adam Lowe	$437,750	60%	$262,650
Gregoire Maes	$386,250	60%	$231,750
Timothy Fitzsimmons	$386,250	60%	$231,750
The performance measures used for determining payouts against target amounts under the 2023 MIP were net revenues weighted at 67% and Adjusted EBITDA weighted 33% (Adjusted EBITDA is a non-GAAP financial measure which is reconciled to GAAP net income in the Annual Report on Form 10-K accompanying this Proxy Statement). The Compensation Committee determined this allocation to be appropriate to focus our CEO and other NEOs on our short-term financial objectives, at the same time, recognizing their contributions to the achievement of these objectives and setting the expectation that they successfully execute their individual roles and responsibilities.
The payout scales for each performance metric were calibrated to pay the target annual cash bonus opportunity for achievement of the target performance level. For performance between threshold and target, payout percentages would be calculated using linear interpolation from the threshold payout percentage (50% of target) to the target payout. For performance above target and below maximum, payout percentages would be calculated using linear interpolation from the target to the maximum payout percentage (200% of target). For results below threshold performance, the payout percentage for that performance metric would be 0%. For results at or above maximum, the payout percentage for that performance metric was capped at 200%.
In February 2024, the Compensation Committee assessed the Company’s actual financial performance for 2023 and determined that the payments under the 2023 MIP would be equal to 71% of the target bonus amounts for each participant. The Compensation Committee had the discretion to increase or decrease the actual payment amounts by ten percent (10%) to adjust for unusual or one-time changes to the business, but no such adjustments were made for 2023. Based on this determination, the Compensation Committee approved bonus payments for 2023 (paid in 2024) as follows for our CEO and the other NEOs:

NEO	Target Annual Cash Bonus Opportunity	Payout Percentage	Actual Annual Cash Bonus Payment
Jonathan Wilk	$618,000	71%	$438,780
Amanda Gourbault	$515,000	71%	$365,650
Adam Lowe	$262,650	71%	$186,482
Gregoire Maes	$231,750	71%	$164,543
Timothy Fitzsimmons	$231,750	71%	$164,543
Long-Term Incentive Compensation
We deliver long-term incentive compensation in the form of equity awards to motivate our CEO and other NEOs, by providing them with the opportunity to build an equity interest in the Company and to align their interests with the long-term interests of our stockholders. In 2023, pursuant to our 2021 Incentive Equity Plan (the “Equity Plan”), the Compensation Committee granted PSU awards and RSU awards. The Compensation Committee believes that PSU awards which are earned upon achievement of multi-year financial objectives serve as an effective source of motivation to our CEO and other NEOs to drive our financial performance over multiple years. In addition, PSU awards provide a direct link between compensation and stockholder returns. The Compensation Committee also believes that RSU awards provide a reward for growth in the value of our common stock and are less dilutive than stock options to our stockholders. Since their value increases with any increase in the value of the underlying shares, RSU awards provide an incentive to generate sustained lasting increases in the value of our stock over the long term. In addition, because they are subject to a multi-year vesting requirement, RSU awards serve our retention objectives since our CEO and other NEOs must remain continuously employed by us through the applicable vesting dates to fully earn these awards. The Compensation Committee views equity awards, whether the awards are subject to time-based vesting requirements or are to be earned based on the attainment of specific performance objectives, as inherently variable since the grant date fair value of these awards may not necessarily be indicative of their value when, and if, the shares of our common stock underlying these awards are ever vested. The Compensation Committee also believes these awards enable us to attract and retain key talent and aligns the economic interests of our CEO and other NEOs with the long-term interests of our stockholders.
Generally, in determining the size of the equity awards granted to our executive officers, the Compensation Committee takes into consideration the recommendations of our CEO (except with respect to his own equity award), as well as the factors described above. The Compensation Committee also considers the dilutive effect of our long-term incentive compensation practices, and the overall impact that these equity awards, as well as awards to other employees, will have on stockholder value.
In March 2023, the Compensation Committee approved equity awards for our NEOs and the Board approved equity awards for our CEO. In determining the amount of each executive officer’s equity award, the Compensation Committee, and Board, respectively, considered the peer group data prepared by the Compensation Committee’s compensation consultant concerning long-term and total direct compensation, the recommendations of our CEO (except with respect to his own equity award), as well as the existing equity holdings of each executive officer, including the current economic value of their unvested equity awards and the ability of these unvested holdings to satisfy the Company’s retention objectives and stock ownership guidelines.
The Compensation Committee determined that the annual equity awards granted to the CEO and other NEOs in 2023 should consist of time-vesting RSU grants and performance-based PSU grants. The performance-based PSU grants awarded in March 2023 as part of our CEO and other NEOs’ annual awards represent 33% of the total award value (subject to a maximum earned amount of 200% of the award), and the time-vesting RSU grants represent 67% of the total award value. The Compensation Committee determined that these two types of equity awards provided the appropriate balance of long-term incentives. The Compensation Committee set rigorous financial performance award goals that ultimately serve to align management and our stockholders’ interest. The targets were set at a level the Compensation Committee determined to be competitively challenging, with the maximum payout requiring a higher level of financial performance. Further, the vesting of the PSUs is conditioned upon the CEO and other NEOs remaining employed with the Company through the performance period, and an additional vesting year. The RSUs granted to the NEOs vest over a three-year period in annual installments following the grant date conditioned upon the CEO and other NEOs remaining employed with the Company through the vesting period.
The March 2023 PSU awards are structured to be based entirely on a two-year financial performance period (2023 and 2024), plus a one-year additional vesting period so that they vest on a cliff basis, if at all, after three years based upon the achievement of a two-year financial performance targets. Depending on the level of achievement, no shares will be issuable if financial performance is below the threshold, and twice the number of target shares will be issuable if the maximum financial performance level is achieved.
The equity awards granted to our CEO and other NEOs in 2023 were as follows:
NEO	Restricted Stock Units — 67%	Performance Stock Units — 33% (at Target, subject to 200% maximum)
Jonathan Wilk	523,903	261,952
Amanda Gourbault	130,976	65,488
Adam Lowe	130,976	65,488
Gregoire Maes	130,976	65,488
Timothy Fitzsimmons	91,683	45,842
The number of shares was calculated based on the volume weighted average closing price of our Class A Common Stock for the forty-five trading days prior to the approval date.
Health and Welfare Benefits
We provide other benefits to our CEO and other NEOs, on the same basis as all of our employees. These benefits include medical, dental, and vision insurance, disability insurance, life insurance, accidental death and dismemberment insurance, health savings accounts and health, dependent care flexible spending accounts and an employee stock purchase program. We also provide vacation and other paid holidays to all employees, including our executive officers. We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices, the competitive market, and our employees’ needs.
Perquisites and Other Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our CEO or other NEOs, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes.

Summary Compensation Table
The following table presents information regarding the compensation of the Company’s NEOs for services rendered during the fiscal years ended December 31, 2023 and 2022:
Name and Principal Position	Year	Salary ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Jonathan Wilk President and Chief Executive Officer	2023	618,040	438,780	5,500,985	12,304	6,570,109
	2022	600,039	1,124,754	11,241,827	11,257	12,977,877
Amanda Gourbault(5) Chief Revenue Officer	2023	515,000	365,650	1,375,248	11,917	2,267,815
	2022	506,619	937,295	4,734,000	166,976	6,344,890
Adam Lowe Chief Product and Innovation Officer	2023	437,774	186,482	1,375,248	9,143	2,008,647
	2022	425,023	478,020	4,734,000	8,489	5,645,532
Gregoire Maes Chief Operating Officer	2023	386,250	164,543	1,375,248	21,724	1,947,765
	2022	375,000	421,783	1,972,500	20,800	2,790,083
Timothy Fitzsimmons Chief Financial Officer	2023	386,250	164,543	962,675	14,107	1,527,575
	2022	375,000	421,783	1,972,500	13,032	2,782,315

Notes to Summary Compensation Table:
(1)
Reflects actual base salary amounts paid for 2023 and 2022.

(2)
Reflects actual cash incentives for 2023 and for 2022 paid pursuant to the 2023 MIP and 2022 MIP.

(3)
The stock award amounts reflected in the table represent the aggregate grant date fair value of the stock awards, at target, computed in accordance with FASB ASC Topic 718. The fair value of RSUs and PSUs has been determined based on the closing price of the Company’s Class A Common Stock on the date of grant. At maximum PSU achievement (200% of target), the values reported above for 2023 would increase to $7,334,649; $1,833,664; $1,833,664; $1,833,664; and $1,283,569, respectively. The below table contains more information regarding the stock awards for Class A Common Stock:

NEO	Date of Grant	Number of Time-Vested RSUs	Number of Performance- Vested RSUs (at Target)
Jonathan Wilk	March 9, 2023(1)	523,903	261,952
	March 16, 2022(2)	1,123,451	449,380
Amanda Gourbault	March 9, 2023(1)	130,976	65,488
	March 16, 2022(3)	600,000	—
Adam Lowe	March 9, 2023(1)	130,976	65,488
	March 16, 2022(2)	600,000	—
Gregoire Maes	March 9, 2023(1)	130,976	65,488
	March 16, 2022(2)	250,000	—
Timothy Fitzsimmons	March 9, 2023(1)	91,683	45,842
	March 16, 2022(2)	250,000	—

Notes to Stock Awards table:
(1)
For 2023 reflect: (i) RSUs which will vest ratably over three years, with 33% of the award vesting on each of January 1, 2024, January 1, 2025 and January 1, 2026 and (ii) performance-vesting RSUs which will vest over the applicable performance period, plus an additional year, based on the achievement of the financial performance targets over multiple years as set forth in the governing award agreement, presented at target achievement and subject to a 200% maximum.

(2)
For 2022 reflect (i) RSUs which vest ratably over four years, with 25% of the award vesting on each of January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026, respectively; and (ii) performance-vesting RSUs which will vest over the applicable performance period based on the achievement of performance targets set forth in the governing award agreement.

(3)
Reflects RSUs which vest (i) 50% ratably over ratably over four years, with 25% of the award vesting on each of January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026, respectively; and (ii) 50% ratably over 1/3 on January 1, 2023 and 2/3 on January 1, 2024.

(4)
Includes the following components of All Other Compensation for 2023:

NEO(1)	Year	401(k) Plan Matching Contribution ($)	Life Insurance Premium ($)	Car Allowance ($)	Cell Phone Allowance ($)	Relocation Expense ($)	Total of All Other Compensation ($)
Jonathan Wilk	2023	11,550	754	―	―	―	12,304
Amanda Gourbault	2023	11,550	367	―	―	―	11,917
Adam Lowe	2023	8,050	493	―	600	―	9,143
Gregoire Maes	2023	11,550	574	9,000	600	―	21,724
Timothy Fitzsimmons	2023	11,550	1,957	―	600	―	14,107
Notes to All Other Compensation table:
(1)
Figures have been rounded to the nearest dollar.

(5)
During 2022, Ms. Gourbault received a portion of her compensation in Euros. The compensation paid to Ms. Gourbault in Euros was converted into U.S. Dollars based on the exchange rate of (1 Euro for each 1.1342 US Dollars) as of January 3, 2022, which was the first payment date for Ms. Gourbault during fiscal 2022.

Option Exercises and Stock Vested
The following table provides information regarding the values realized by our NEOs upon the exercise of vested stock options and the vesting of RSUs during 2023:
	Option Awards		Stock Awards
NEO	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(2)
Jonathan Wilk	―	―	280,863	1,379,037
Amanda Gourbault	―	―	175,000	859,250
Adam Lowe	―	―	150,000	736,500
Gregoire Maes	―	―	62,500	306,875
Timothy Fitzsimmons	100,000	742,916	62,500	306,875

Notes:
(1)
Represents the fair market value of exercised stock options based on a price of Class A Common Stock on the exercise date.

(2)
Represents the fair market value of vested RSUs based on the price of Class A Common Stock on the vesting date.

Outstanding Equity Awards at December 31, 2023
The following table sets forth information concerning unexercised options and equity incentive plan awards which have not yet vested for the NEOs as of the end of our fiscal year ended December 31, 2023:

		Stock Awards	Stock Awards
NEO	Grant Date	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not yet vested (#)(1)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Jonathan Wilk	3/9/2023	785,855	4,243,617
	3/16/2022	1,291,968	6,976,627
Amanda Gourbault	3/9/2023	196,464	1,060,906
	3/16/2022	425,000	2,295,000
Adam Lowe	3/9/2023	196,464	1,060,906
	3/16/2022	450,000	2,430,000
Gregoire Maes	3/9/2023	196,464	1,060,906
	3/16/202	187,500	1,012,500
Timothy Fitzsimmons	3/9/2023	137,525	742,635
	3/16/2022	187,500	1,012,500

Notes:
(1)
Represents RSUs and PSUs, which were granted on the dates and in the amounts shown.

(2)
The value reported for RSUs/PSUs was determined by multiplying the number of unvested units by the closing market price of $5.40 of the Company’s Class A Common Stock on December 29, 2023 (the last trading day of 2023). For all NEOs, the value reported also includes PSUs which are presented at target, subject to a 200% maximum. At maximum PSU achievement, the values reported above for the 2023 awards would increase to $5,658,158; $1,414,541; $1,414,541; $1,414,541; and $990,182, respectively.

Agreements with Named Executive Officers
The Company has employment agreements (each, an “Employment Agreement”; collectively, the “Employment Agreements”) through its wholly owned subsidiary CompoSecure, L.L.C. with its NEOs, which generally contains the same terms and conditions for each NEO, with exceptions noted below.
Under the terms of their Employment Agreements, each NEO’s base salary and annual target bonus opportunity was set at the inception of the Employment Agreements, subject to adjustment, with payouts determined based on individual and/or company performance and determined as discussed above. The annual base salary and annual target bonus (and maximum annual bonus) for each of the NEOs for 2022 and 2023 is as set forth in the table below:
NEO	Year	Salary ($)	Target Bonus ($)	Target Bonus as a % of Base Salary(1)
Jonathan Wilk	2023	618,040	618,040	100%
	2022	600,000	600,000	100%
Amanda Gourbault	2023	515,000	515,000	100%
	2022	500,000	500,000	100%
Adam Lowe	2023	437,500	262,650	60%
	2022	425,000	255,000	60%
Gregoire Maes	2023	386,250	231,750	60%
	2022	375,000	225,000	60%
Timothy Fitzsimmons	2023	386,250	231,750	60%
	2022	375,000	225,000	60%

Note:
(1)
For those with a 100% target bonus as a percentage of base salary, the maximum bonus is 200% of base salary. For those with a 60% target bonus as a percentage of base salary, the maximum bonus is 120% of base salary.

Pursuant to the Employment Agreement with Ms. Gourbault, she also received a $750,000 cash bonus in recognition of her loss of economic rewards due to her early departure from her previous position to join the Company.
As more specifically described and set forth in the respective Employment Agreements, each of Mr. Wilk, Mr. Fitzsimmons, Ms. Gourbault, Dr. Lowe, and Mr. Maes received an initial restricted stock unit grant under the Equity Incentive Plan (each, a “Staking Grant”). Ms. Gourbault received a separate sign-on grant. Starting in 2023, each NEO is eligible to receive annual long-term incentive equity awards in the form of time-vested restricted stock units and performance stock units under the Company’s equity incentive plan.
The Employment Agreements contain certain rights of each of the NEOs and the Company to terminate the NEO’s employment, including a termination by the Company for “Cause” and a resignation by the NEO for “Good Reason” (each, as defined in the Employment Agreements), and specifies certain compensation following termination of employment.
Upon a termination of Mr. Fitzsimmons, Ms. Gourbault’s, Dr. Lowe’s, or Mr. Maes’ employment by the Company without Cause or by the NEO with Good Reason, other than within two years of a Change in Control (as defined in the Employment Agreements), each such NEO will be eligible to receive an amount equal to one times the sum of (i) the NEO’s then-current annual base salary, plus (ii) target bonus for the year of termination, payable in installments over the one year period following the date of termination. Further, certain equity grants will vest pro-rata based on the date of termination (performance-vested equity, if any, will vest based on target performance), and Ms. Gourbault’s sign-on grant will fully vest. In addition, the Company will make a lump-sum payment to the NEO equal to NEO’s applicable costs of COBRA coverage for 12 months (“COBRA Payment”).
If employment is terminated by the Company without Cause or Mr. Fitzsimmons, Ms. Gourbault, Dr. Lowe, or Mr. Maes resigns with Good Reason within two years of a Change in Control, in addition to the COBRA Payment, the Company will pay the NEO an amount equal to: (i) one times the sum of (A) the NEO’s then-current annual base salary, plus (B) the NEO’s target annual bonus for the year of termination; plus (ii) a pro-rata portion of the NEO’s annual bonus for the year of termination based on actual performance for the applicable performance period. Further, all time-vested equity will become immediately vested and all performance-vested equity will vest based on actual performance as of the date of the applicable Change in Control.
With respect to Mr. Wilk, if he is terminated without Cause or he resigns with Good Reason, the Company will pay him an amount equal to: (i) two times the sum of (A) his then-current annual base salary, plus (B) his target annual bonus for the year of termination; plus (ii) a pro-rata portion of his annual bonus for the year of termination, based on actual performance for the applicable performance period (collectively, “Severance Payment”). If such termination occurs other than within two years of a Change in Control, the Severance Payment will be paid in installments over the one-year period following the date of termination; if termination occurs within two years of a Change in Control, the Severance Payment will be paid in lump sum. Whether or not a termination without Cause or a resignation with Good Reason occurs in connection with a Change in Control, the Company will make a lump-sum payment to Mr. Wilk equal to applicable cost of COBRA coverage for 24 months. Additionally, aside from Mr. Wilk’s Staking Grant, which is discussed below, all time-vested equity will vest pro-rata based on the date of termination and all performance-vested equity will vest pro-rata based on target performance, unless termination occurs within two years of a Change in Control, in which case time-vested equity will vest in full, and performance- vested equity will vest pro-rata based on actual performance as of the date of the Change in Control. Any portion of Mr. Wilk’s Staking Grant that vests based on time will vest in full and any portion of Mr. Wilk’s Staking Grant that vests based on performance will vest pro-rata based on the timing of his termination during specified performance periods for each performance vesting milestone and only upon the achievement of one or both such milestones by the end of their relevant performance periods.
With respect to Mr. Fitzsimmons, Ms. Gourbault, Dr. Lowe, and Mr. Maes, if termination is due to Disability, each NEO’s Staking Grant will vest pro-rata based on the date of termination. If any of Mr. Fitzsimmons, Ms. Gourbault, Dr. Lowe, or Mr. Maes dies during their term of employment with the Company, all time-vested equity that was granted more than one year prior to the date of termination will vest pro-rata.

If Mr. Wilk terminates due to Disability, all time-vested equity (including time-vested Staking Grants) shall vest pro-rata and performance-vested equity, other than the Staking Grants, will vest based on target performance. Any portion of Mr. Wilk’s Staking Grant that vests based on performance will vest pro-rata based on the achievement of certain milestones as set forth in the Wilk Agreement. If Mr. Wilk dies during his term of employment, all time-vested equity that was granted more than one year prior to the date of termination will vest pro-rata and performance-vested equity, other than the Staking Grants, will vest based on target performance. Any portion of Mr. Wilk’s Staking Grant that vests based on performance will vest pro-rata based on the achievement of certain milestones as set forth in the Wilk Agreement.
Each of the NEOs is subject to covenants not to compete with the Company or solicit its employees or customers during their employment and for a period of 24 months following their termination of employment for any reason.
Retirement Benefits
The Company does not offer its employees non-qualified deferred compensation plans or a defined benefit, pension or other similar plans. The only retirement benefits offered by the Company are through a tax-qualified 401(k) plan available to all full-time employees who have attained the age of 21 and completed 90 days of service, including our NEOs. This plan provides employees the opportunity to contribute a portion of their annual earnings, subject to limits set by the U.S. Internal Revenue Code of 1986, as amended, for retirement savings on a pre-tax basis. The Company matches 100% of the first 1% and then 50% of the next 5% of employee contributions, which are subject to vesting over a period of two years of service to the Company.
Compensation Recoupment Policy
The Company adopted the Compensation Recoupment Policy, a clawback policy with an effective date of October 2, 2023, in compliance with the final clawback rules adopted by the SEC and Nasdaq listing standards (“Clawback Rules”). This clawback policy generally provides for the mandatory recovery of erroneously awarded “incentive-based compensation” (as defined in the Clawback Rules) from current and former executive officers in the event that the Company is required to prepare an accounting restatement, in accordance with the Clawback Rules. A copy of this clawback policy is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. In connection with the adoption of the Compensation Recoupment Policy, the Board decided to apply such policy to the Company’s entire senior leadership team, representing an expansion beyond the requirements of the SEC and Nasdaq. In addition, the Board may in appropriate cases extend the clawback policy to additional officers (beyond our senior leadership team) if the Board learns of any action or omission by such officers that contributed to the Company having to restate all or a portion of its financial statements. In addition, the Board may in appropriate cases (i) take such other actions as it deems necessary to remedy such action or omission and prevent its recurrence and (ii) dismiss the officer, authorize legal action for breach of fiduciary duty or take such other action to enforce the officer’s obligations to the Company as the Board determines appropriate.

THE AUDITOR RATIFICATION PROPOSAL
Our Audit Committee has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board has put this proposal before the stockholders because it believes that seeking stockholder ratification of the Audit Committee’s appointment of our independent registered public accounting firm is good corporate practice. This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will evaluate the basis for the stockholder vote when determining whether to continue the firm’s engagement. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders. They also will have the opportunity to make a statement if they desire to do so.
Vote Required
Assuming a quorum is present, the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will have the same effect as an “AGAINST” vote).
Board Recommendation
After careful consideration, the Board determined that ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for 2024 is advisable and in the best interests of the Company and its stockholders.
The Board Unanimously recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for 2024.
Principal Accounting Fees and Services
The following table summarizes the aggregate fees billed for professional services rendered to us by Grant Thornton LLP, our independent registered public accounting firm, during the fiscal years ended December 31, 2023 and 2022. A description of these fees and services follows the table.
	2023	2022
Audit Fees(1)	$872,500	$519,750
Audit-Related Fees(2)	$199,000	$131,100
Tax Fees(3)	—	—
All Other Fees(4)	$85,215	$29,190
TOTAL	$1,156,715	$680,040

Notes:
(1)
Fees for audit services in 2023 and 2022 consisted of fees paid to Grant Thornton for professional services rendered for the audit and reviews of the Company’s consolidated annual and interim financial statements.

(2)
Audit-related fees consist of fees billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)
Tax fees consist of fees billed by Grant Thornton for services including, but not limited to, assistance with tax compliance and the preparation of tax returns, and related tax consultation services.

(4)
Reflects audit fees billed by Grant Thornton relating to a 401(k) retirement plan sponsored by the Company and, in 2021, other fees billed by Grant Thornton for non-audit activities relating to the Company preparing to become a public reporting entity.

Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee is exclusively authorized and directed to consider and, in its discretion, approve in advance all auditing services (including the fees and material terms thereof) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB) proposed to be carried out for the Company by the independent auditors or by any other firm proposed to be engaged by the Company as its independent auditors. In connection with approval of any permissible tax services and services related to internal control over financial reporting, the Audit Committee shall discuss with the independent auditors the potential effects of such services on the independence of the auditors. The Audit Committee delegates pre-approval authority to the Chair of the Audit Committee. In addition, the Chair may delegate pre-approval authority to one or more of the other members of the Audit Committee. Any pre-approval decisions by the Chair or member(s) to whom such authority is delegated shall be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Independent Auditors to management.
Report of the Audit Committee
The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference therein.
The Audit Committee reviews our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting. Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements to accounting principles generally accepted in the United States of America and on the effectiveness of our internal control over financial reporting.
The Audit Committee of the Board has:
•
Reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2023 with management;

•
Discussed with Grant Thornton LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T; and

•
Received written disclosures and a letter from Grant Thornton LLP regarding its independence as required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Audit Committee, and the Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of any pending litigation, taxation matters and other areas of oversight related to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Submitted by the members of the Audit Committee:
Brian F. Hughes (Chair)
Niloofar Razi Howe
Paul Galant

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Party Transactions
The Company has adopted a written related person transaction policy which provides that the Company’s executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of Common Stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with the Company without the review and approval of the Company’s Audit Committee, or the Audit Committee Chair or Chairman of the Company’s Board of Directors in the event it is inappropriate or infeasible for the Audit Committee to review such transaction due to a conflict of interest or timing constraints. The policy provides that any transaction which would be required to be publicly disclosed as a related party transaction by the rules of the SEC will be evaluated by the Audit Committee, and whether the related person’s interest in a transaction is material for purposes of the SEC’s rules will be considered in light of all relevant facts and circumstances available and deemed relevant to the Audit Committee (or the Audit Committee Chair/chairman of the Board, as appropriate) including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Indemnification Agreements
The Company’s Charter contains provisions limiting the liability of directors and provides that the Company will indemnify its directors and executive officers to the fullest extent not prohibited by Delaware law. Subject to certain limitations, the Bylaws also require us to advance expenses incurred by our directors and officers. In addition, the Company has entered into indemnification agreements with its directors and officers. Each indemnification agreement provides for indemnification and advancement of expenses by the Company, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was a director, officer, employee, or agent of the Company or any of its subsidiaries or was serving at the Company’s request in an official capacity for another entity, to the fullest extent permitted by the laws of the state of Delaware.
Amended and Restated Registration Rights Agreement
Pursuant to the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) entered into by the Company, Roman DBDR Tech Sponsor LLC (“Roman Sponsor”) and certain of the Company’s equityholders upon completion of the Business Combination, such equityholders hold registration rights with respect to the securities held by them. Roman Sponsor no longer owns any equity interests in the Company and, therefore, has no further registration rights under the Registration Rights Agreement. Stockholders holding registrable securities will be entitled to make a written demand for registration under the Securities Act of all or part of their registrable securities. Subject to certain exceptions, such stockholders will also have certain “piggy-back” registration rights with respect to registration statements filed by the Company, as well as additional rights to provide for registration of registrable securities on Form S-3 and any similar short-form registration statement that may be available at such time.
Stockholders Agreement
In connection with the Business Combination, the Voting Parties entered into the Stockholders Agreement, which provides for certain voting agreements of the Voting Parties, and, among other things, sets forth certain requirements regarding the composition of our Board. Under the Stockholders Agreement, the Voting Parties agreed to vote or cause to be voted all shares of Common Stock, whether at a regular or special meeting of our stockholders, in such a manner as may be necessary to elect and/or maintain the board of directors in accordance with the Stockholders Agreement. Roman Sponsor no longer owns any equity interests in the Company and, therefore, has no further designation rights or voting obligations under the Stockholders Agreement. The designation rights and voting obligations of LLR Equity Partners IV, L.P. and Michele D. Logan, and their respective affiliates, under the Stockholders Agreement continue so long as each owns 2.5% or more of the outstanding shares of Common Stock. The Stockholders Agreement shall terminate (i) on the date on which no person initially designated to our Board continues to serve on our Board, and (ii) with respect to any Voting Party, at such time as such Voting Party ceases to own or otherwise hold the power to direct the vote of any Common Stock. Additional information about this Agreement is included under “Corporate Governance” above.
Tax Receivable Agreement
The Company is a party to a Tax Receivable Agreement (the “Tax Receivable Agreement”) with the TRA Parties (as defined therein). The Tax Receivable Agreement provides for the payment by the Company to certain holders of units of limited liability company membership interests in Holdings as defined in the Holdings’ Second Amended and Restated Limited Liability Company Agreement, dated as of December 27, 2021, as amended (“CompoSecure Units”) of 90% of the benefits, if any, that the Company is deemed to realize (calculated using certain assumptions) as a result of (i) the Company’s allocable share of existing tax basis in the assets of CompoSecure, L.L.C. and its subsidiaries acquired (A) in the Business Combination and (B) upon sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement (as defined below) after the Business Combination, (ii) certain increases in tax basis that occur as a result of (A) the Business Combination and (B) sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, and (iii) certain other tax benefits, including tax benefits attributable to payments under the Tax Receivable Agreement. These tax attributes may increase (for tax purposes) the Company’s depreciation and amortization deductions and, therefore, may reduce the amount of tax that the Company would otherwise be required to pay in the future, although the IRS may challenge all or part of the validity of such tax attributes, and a court could sustain such a challenge. Such tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. Actual tax benefits realized by the Company may differ from tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable Agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligations under the Tax Receivable Agreement are an obligation of the Company, but not of CompoSecure, L.L.C. The Company expects to benefit from the remaining 10% of realized cash tax benefits. For purposes of the Tax Receivable Agreement, the realized cash tax benefits will be computed by comparing the actual income tax liability of the Company to the amount of such taxes that the Company would have been required to pay had there been no existing tax basis and no tax basis adjustments, and had Roman DBDR/the Company not entered into the Tax Receivable Agreement. The actual and hypothetical tax liabilities determined in the Tax Receivable Agreement will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted- average state and local income tax rate based on apportionment factors for the applicable period (along with the use of certain other assumptions). The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired, unless (i) the Company exercises its right to terminate the Tax Receivable Agreement for an amount based on the agreed payments remaining to be made under the agreement (as described in more detail below), (ii) the Company breaches any of its material obligations under the Tax Receivable Agreement in which case all obligations (including any additional interest due relating to any deferred payments) generally will be accelerated and due as if the Company had exercised its right to terminate the Tax Receivable Agreement, or (iii) there is a change of control of the Company, in which case the holders of CompoSecure Units in Holdings as of the time immediately before the Business Combination may elect to receive an amount based on the agreed payments remaining to be made under the Tax Receivable Agreement determined as described above in clause (i). Estimating the amount of payments that may be made under the Tax Receivable Agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The increase in the Company’s allocable share of existing tax basis and the tax basis adjustments, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including:
•
the timing of exchanges-for instance, the increase in any tax basis will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of CompoSecure, L.L.C. at the time of each exchange. In addition, the increase in the Company’s allocable share of existing tax basis acquired upon the future exchange of CompoSecure Units for shares of Class A Common Stock will vary depending on the amount of remaining existing tax basis at the time of such exchange;

•
the price of shares of our Class A Common Stock at the time of the exchange-the increase in any tax deductions, as well as the tax basis increase in other assets, of CompoSecure, L.L.C. is proportional to the price of shares of our Class A Common Stock at the time of the exchange;

•
the extent to which such exchanges are taxable-if an exchange is not taxable for any reason, increased deductions will not be available; and

•
the amount and timing of our income the Company is obligated to pay 90% of the cash tax benefits under the Tax Receivable Agreement as and when realized. If the Company does not have hypothetical taxable income, the Company is not required (absent a change of control or circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for a taxable year in which it does not have hypothetical taxable income because no cash tax benefits will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year may be utilized to generate benefits in other tax years. The utilization of such tax attributes will result in cash tax benefits that will result in payments under the Tax Receivable Agreement.

There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual cash tax benefits that the Company realizes in respect of the tax attributes subject to the Tax Receivable Agreement and/or distributions to the Company by CompoSecure, L.L.C. are not sufficient to permit the Company to make payments under the Tax Receivable Agreement after it has paid taxes. Certain late payments under the Tax Receivable Agreement generally will accrue interest at an uncapped rate equal to one year LIBOR (or its successor rate) plus 500 basis points. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of us by the exchanging holders of CompoSecure Units.
In addition, the Tax Receivable Agreement provides that upon certain changes of control, the Company’s (or its successor’s) obligations with respect to exchanged or acquired CompoSecure Units (whether exchanged or acquired before or after such transaction or all relevant tax attributes allocable to the Company at the time of a change of control), would be accelerated and the amounts payable would be based on certain assumptions, including whether the Company would have sufficient taxable income to fully utilize the deductions arising from the tax attributes that are subject to Tax Receivable Agreement. With respect to previously exchanged or acquired CompoSecure Units or all relevant tax attributes allocable to the Company at the time of a change of control, we would be required to make a payment equal to the present value (at a discount rate equal to the lesser of (i) 6.5% per annum and (ii) one year LIBOR, or its successor rate, plus 100 basis points) of the anticipated future tax benefits determined using assumptions (ii) through (v) of the following paragraph.
Furthermore, the Company may elect to terminate the Tax Receivable Agreement early by making an immediate payment equal to the present value of the anticipated future cash tax benefits with respect to all CompoSecure Units. In determining such anticipated future cash tax benefits, the Tax Receivable Agreement includes several assumptions, including that (i) any CompoSecure Units that have not been exchanged are deemed exchanged for the market value of the shares of Class A Common Stock at the time of termination, (ii) the Company will have sufficient taxable income in each future taxable year to fully realize all potential tax benefits, (iii) the Company will have sufficient taxable income to fully utilize any remaining net operating losses subject to the Tax Receivable Agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses or the five-year period after the early termination or change in control, (iv) the tax rates for future years will be those specified in the law as in effect at the time of termination, and (v) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax benefits is discounted at a rate equal to the lesser of (i) 6.5% per annum and (ii) one year LIBOR, or its successor rate, plus 100 basis points.
As a result of the change of control provisions and the early termination right, the Company could be required to make payments under the Tax Receivable Agreement that are greater than or less than the specified percentage of the actual cash tax benefits that the Company realizes in respect of the tax attributes subject to the Tax Receivable Agreement (although any such overpayment would be taken into account in calculating future payments, if any, under the Tax Receivable Agreement) or that are prior to the actual realization, if any, of such future tax benefits. Also, the obligations of the Company would be automatically accelerated and be immediately due and payable in the event that the Company breaches any of its material obligations under the agreement and in certain events of bankruptcy or liquidation. In these situations, our obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity.
Decisions made by the Company in the course of running our business may influence the timing and amount of payments that are received by an existing holder under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange will increase an existing holder’s tax liability without giving rise to any rights of an existing holder to receive payments under the Tax Receivable Agreement. Payments under the Tax Receivable Agreement will be based on the tax reporting positions that we will determine. The Company will not be reimbursed for any payments previously made under the Tax Receivable Agreement if the tax attributes subject to the Tax Receivable Agreement are successfully challenged by the IRS, although such amounts may reduce our future obligations, if any, under the Tax Receivable Agreement. As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement in excess of the Company’s cash tax benefits.
Exchange Agreement
At the Closing of the Business Combination, the Company, Holdings and certain of our equity holders entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which holders of Class B Units of Holdings from time to time are entitled to exchange Class B Units of Holdings, and surrender a corresponding number of shares of Class B Common Stock of the Company, for cancellation in exchange for, at the option of the Company, a number of shares of Class A Common Stock of the Company or the cash equivalent of such shares.
STOCKHOLDER PROPOSALS AND OTHER INFORMATION
Deadline for Submission of Stockholder Proposals and Recommendations for Director
Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2024 annual meeting of stockholders must have been received by us no later than the close of business on December 20, 2023. No stockholder proposals were received for the 2024 annual meeting.
In order for a stockholder to nominate a person for election to the Board or bring other business before the 2025 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our Bylaws, which require that the stockholder deliver written notice to the Corporate Secretary and comply with the other requirements set forth in the Bylaws. Specifically, we must receive this notice not less than 90 days and not greater than 120 days prior to the first anniversary of the 2024 annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. Stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees under SEC Rule 14a-19 must comply with the applicable provisions of our Bylaws, as well as complying with the additional requirements of SEC Rule 14a-19, including SEC Rule 14a-19(b).
Annual Report
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is included with these proxy materials. A copy of our Annual Report on Form 10-K, including the financial statements included therein, is also available without charge on our website at www.composecure.com or upon written request to us at c/o CompoSecure, Inc., 309 Pierce Street Somerset, New Jersey 08873, Attention: Corporate Secretary.

Householding of Meeting Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the proxy materials for all stockholders having that address. The proxy materials for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.
Upon written or oral request, the Company will deliver a separate copy of proxy materials to any stockholder at a shared address to which a single set of proxy materials was delivered and who wishes to receive separate sets in the future. Stockholders receiving multiple sets of proxy materials may likewise request that the Company deliver a single set of proxy materials in the future. Stockholders may notify the Company of their requests by calling the Company at its principal executive offices at (908) 518-0500 or writing to 309 Pierce Street Somerset, New Jersey 08873, Attention: Corporate Secretary.
If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.
Expenses and Solicitation
All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. The Company may elect to engage outside professionals to assist it in the distribution and solicitation of proxies at a fee to be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.
Other Matters
The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.
To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.
This proxy statement and our Annual Report on Form 10-K is available in the “Investor Relations” section of our website at www.composecure.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the Record Date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to: CompoSecure, Inc., 309 Pierce Street, Somerset, New Jersey, 08873, Attention: Corporate Secretary.
If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.

Where you can find Additional Information
We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Any reports, statements or other information that we file with the SEC, including this proxy statement, may be accessed from the SEC’s website on the Internet at www.sec.gov, free of charge. You may also obtain any reports, statements or other information that we file with the SEC by accessing our website at www.composecure.com or you may request such reports, statements or other information in writing or by telephone as follows:
COMPOSECURE, INC.
309 Pierce Street
Somerset, New Jersey 08873
Attention: Corporate Secretary
Telephone: (908) 518-0500
The information contained on our website or in any of our reports filed with the SEC shall not be deemed to be incorporated by reference into this proxy statement, except to the extent we specifically incorporate it by reference.
We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.
Attendance at Annual Meeting
You are asked to advise us if you intend to attend the Annual Meeting. For instructions on how to attend the virtual Annual Meeting, please refer to www.virtualshareholdermeeting.com/cmpo2024. You are urged to authorize your proxy via the Internet, or, if you have requested paper copies of our proxy materials, complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting.
By Order of the Board of Directors,
Steven J. Feder
Corporate Secretary
Dated: April 18, 2024

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V45876-P10296 For Withhold ! ! ! ! 1b. Niloofar Razi Howe 1c. Paul Galant Nominees: 1a. Mitchell Hollin 1. Election of Directors COMPOSECURE, INC. The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposal: 2. A proposal to ratify the appointment of Grant Thornton LLP as CompoSecure, Inc.'s independent registered public accounting firm for the year ending December 31, 2024. ! ! ! ! ! COMPOSECURE, INC. 309 PIERCE STREET SOMERSET, NJ 08873 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CMPO2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 29, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

V45877-P10296Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Company's Annual Report and Proxy Statement are available at www.proxyvote.com.COMPOSECURE, INC.Annual Meeting of StockholdersMay 30, 2024 10:00 AM Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned, revoking any prior proxies, hereby appoints Timothy Fitzsimmons and Steven J. Feder, and each of them, with full power of substitution, proxies to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/CMPO2024, onThursday, May 30, 2024 at 10:00 a.m., Eastern Time, and at any adjournments thereof, subject to any directions indicated on the reverse side of this card, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 18, 2024, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.If this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified on this proxy card. If no choice is specified, the shares will be voted by the proxies FOR the election of the nominees listed in Proposal 1 to serve as directors on the Board of Directors andFOR Proposal 2 to ratify the appointment of Grant Thornton LLP as CompoSecure, Inc.’s independent registered public accounting firm for the year ending December 31, 2024, and at their discretion on any other matter that may properly come before the meeting or any adjournments thereof.Continued and to be signed on reverse side